UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds INTERNATIONAL EQUITY FUNDS Semiannual Report February 28, 2003 Long-term capital growth potential through investments in equity markets located around the world.

Goldman Sachs International Equity Funds GOLDMAN SACHS EUROPEAN EQUITY FUND GOLDMAN SACHS INTERNATIONAL EQUITY FUND GOLDMAN SACHS JAPANESE EQUITY FUND GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND GOLDMAN SACHS EMERGING MARKETS EQUITY FUND GOLDMAN SACHS ASIA GROWTH FUND

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS What Differentiates Goldman Sachs’ International Equity Investment Process? The Goldman Sachs International Equity Teams combine global resources and regional market expertise. We believe that collaboration among global research analysts provides a competitive advantage when managing regional and multi-regional portfolios. Our goal is to deliver international diversification and strong, consistent investment results through a disciplined investment process that focuses on a combination of local research insight and global perspective, bottom-up stock selection and disciplined portfolio construction. GOLDMAN SACHS’ INTERNATIONAL EQUITY INVESTMENT PROCESS 1 GLOBAL RESEARCH TEAMS 2 BOTTOM-UP STOCK SELECTION 3 DISCIPLINED PORTFOLIO CONSTRUCTION 1 REGIONAL RESEARCH TEAMS Research teams based in London,Tokyo, Singapore and New York Intensive dialogue between regional research analysts and portfolio managers creates a global perspective of industry trends and allows us to identify investment opportunities Global perspective informed by local market expertise 2 BOTTOM-UP STOCKS ELECTION Our research teams identify quality companies, extensively evaluate their business and seek the following criteria: Possess strong market positions and enduring business franchises Led by skilled managers who think and act like owners Ability to generate high or improving returns on capital Trade at a discount to our analysis of fair value 3 DISCIPLINED PORTFOLIO CONSTRUCTION Portfolio construction is particularly important when constructing capitalization- and region-specific portfolios. Advantages of our stringent portfolio construction process include: Effective implementation of research views Appropriate distribution of risk across portfolios Consistency of overall return RESULT International equity portfolios that offer: Access to markets across the world Region- or capitalization-specific diversification opportunities Confidence that portfolio managers have hands-on knowledge of each company

PORTFOLIO RESULTS European Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs European Equity Fund during the six-month reporting period that ended February 28, 2003. Performance Review For the six-month period that ended February 28, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -13.08%, -13.25%, -13.50%, -12.79%, and -12.97%, respectively. These returns compare to the -11.23% cumulative total return of the Fund’s benchmark, the MSCI Europe Index (unhedged) (the “Index”). As these returns indicate, it has been a difficult investment environment and the Fund was unable to avoid the weakness that permeated the financial markets. The European equity markets were characterized by continued volatility during the reporting period. September 2002 saw a decline in the Index followed by improved economic data and monetary stimulus. This provided a rally in the fourth quarter. However, the increasing likelihood of war in the Middle East and weaker consumer data led to a decline in markets thus far in 2003. During the reporting period, the Fund’s holdings in the Industrials sector detracted from performance while better relative results were generated in the Financials, Consumer Discretionary, and Health Care sectors. At the stock specific level, European Aeronautic Defense & Space Co. (EADS), 80% owner of Airbus, also detracted from results. We believe in EADS’ ability to gain market share over Boeing in the Civilian Aviation sector and we are aware of the challenging environment for airlines that currently exists. We remain confident that EADS will benefit from an upturn in the aircraft ordering cycle. Securitas AB was also a drag on performance as investors focused on the poor results of its U.S. guarding services division. We maintain an overweight position based on our belief in the firm’s management team and its ability to continue growing both organically and via acquisition, while maintaining its focus on a simple business model. Lafarge SA declined in value due to fears surrounding asbestos litigation and a slowdown in demand for U.S. building materials. The Fund’s underweight position in The British Petroleum Company, PLC was beneficial to the Fund’s relative results. The firm announced disappointing output growth and reduced its growth targets to the disappointment of the market. As a result, it was eliminated from the portfolio during the period. Within the Financials sector, not holding Lloyds TSB Group PLC in the portfolio was positive for relative results, as it produced disappointing results due to the impact of falling equity markets on its insurance business. Portfolio Highlights While the overall equity markets fell during the reporting period, there were a number of holdings within the Fund’s portfolio that performed relatively well.

PORTFOLIO RESULTS Vodafone Group PLC (Vodafone) — Vodafone is the world’s largest mobile phone company with over 100 million customers and yearly sales close to $50 billion. Vodafone has major assets in Europe, the U.S., and Japan. The Mobile sector is highly cash generative and we believe Vodafone’s presence in Europe gives it a strong advantage over its competitors. GlaxoSmithKline PLC — GlaxoSmithKline PLC is the world’s second largest pharmaceutical company with a global market share of approximately 7%. The company has a broad sales base and is among the world leaders in respiratory, anti-infective, and CNS (central nervous system) treatments. About half of its revenues are generated in the U.S. We have a significant overweight position in the company, which reflects our conviction in the high quality of management, the sustainability of its pharmacological franchise, and a compelling valuation. Novartis AG — Novartis AG is the sixth largest pharmaceutical company in the world. Several very recently approved drugs are still in their early growth phase and the company’s products tend to be very sales-generative. The company has a better than average management with particularly strong divisional heads. A merger with Roche is seen as a distinct possibility at some point in the mid-term future, bringing potential advantages in terms of U.S. marketing clout and cost-cutting synergies. We thank you for your investment and look forward to earning your continued confidence. Goldman Sachs European Equity Investment Team London, March 14, 2003

FUND BASICS European Equity Fund as of February 28, 2003 Assets Under Management $30.6 Million Number of Holdings 42 NASDAQ SYMBOLS Class A Shares GSEAX Class B Shares GSUBX Class C Shares GSUCX Institutional Shares GSEIX Service Shares GEESX PERFORMANCE REVIEW Fund Total Return MSCI Europe Index September 1, 2002–February 28, 2003 (based on NAV)1 (unhedged)2 Class A -13.08% -11.23% Class B -13.25 -11.23 Class C -13.50 -11.23 Institutional -12.79 -11.23 Service -12.97 -11.23 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The Morgan Stanley Capital International (MSCI) Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/02 Class A Class B Class C Institutional Service One Year -21.81% -21.81% -18.52% -16.63% -16.96% Since inception -3.42 -3.07 -2.62 -1.50 -1.91 (10/1/98) 3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 2/28/034 Holding % of Total Net Assets Line of Business Total Fina SA Class B 7.7% Oil and Gas GlaxoSmithKline PLC 5.5 Pharmaceuticals Vodafone Group PLC 5.5 Telecommunication Services Novartis AG 5.3 Pharmaceuticals BAA PLC 4.2 Transport Royal Dutch Petroleum Co. 4.1 Oil and Gas Royal Bank of Scotland Group PLC 3.9 Banks Nestle SA 3.8 Food Producers & Processors Allied Irish Banks PLC 3.4 Banks Telefonica de Espana SA 3.2 Telecommunication Services 4 The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS International Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Equity Fund during the six-month reporting period that ended February 28, 2003. Performance Review For the six-month period that ended February 28, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -13.18%, -13.35%, -13.37%, -12.84%, and -13.11%, respectively. These returns compare to the -10.97% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged). As these returns indicate, it has been a challenging period for the international equity markets. In addition, poor stock selection in a number of sectors further hampered Fund results. In particular, holdings in stocks such as Securitas AB and European Aeronautic Defense & Space Co. (EADS) caused the Fund to underperform its benchmark. Despite announcing third quarter 2002 results in line with expectations and reiterating its full year guidance, Securitas AB, a global leader in security services, detracted from performance over the review period. The company’s stock fell as investors focused on the poor results in the U.S. guarding services division. We maintain an overweight position in Securitas as we have confidence in the management’s strong track record and in its ability to continue growing both its core business and acquisitions while maintaining its focused and simple business model. EADS, a French aviation company that owns Airbus, performed poorly due to increasing concerns over the civilian airline market. As major carriers across the globe announced plans to defer planned aircraft deliveries or to reduce capacity, investors have become more concerned about the prospects for EADS. We believe that market fears for EADS are exaggerated and the stock represents good value at current levels. Portfolio Composition Throughout the period, we continued to focus on those companies that have strong franchises and balance sheets that generate free cash flow. We believe these types of organizations have the potential to perform well across the market cycle. More generally, our stock selection has led to overweight positions in Consumer Discretionary, Industrial, and Health Care stocks and underweight positions in the Energy, Telecom Services, and Materials sectors. Portfolio Highlights While the Fund produced a negative return during the reporting period, there were several pockets of opportunity we identified for the portfolio. Vodafone Group PLC (Vodafone) — Vodafone, Europe’s largest mobile-phone operator, was the highlight of the Telecom sector during the review period and significantly contributed to performance. Vodafone posted strong earnings with improved profitability almost across the board, mostly as a result of operational improvements. The company also benefited from the

PORTFOLIO RESULTS launch of its “Vodafone Live!” product, which provides an easy-to-use graphical user interface to use the mobile internet (WAP). We continue to believe that Vodafone is the best-positioned company in the wireless operator sector given its solid balance sheet and franchise. UniCredito Italiano SpA (UniCredito) — UniCredito, Italy’s most successful national retail banking franchise, was a positive contributor to performance during the review period, as investors anticipate positive 2003 results with profits expected to remain resilient compared to 2002. UniCredito’s success is driven by is its high quality management and an ability to extract above-average margins from its largely retail customer base. Fuji Photo Film Co. Ltd. (Fuji Photo Film) — Fuji Photo Film, Japan’s largest photographic film producer, performed well as it reported good earnings results for the third quarter 2002. The company enjoys half of the film market share and has sustainable growth in the digital camera markets. We thank you for your investment and look forward to earning your continued confidence. Goldman Sachs London Active Equity Team London, March 14, 2003

FUND BASICS International Equity Fund as of February 28, 2003 Assets Under Management $616.6 Million Number of Holdings 81 NASDAQ SYMBOLS Class A Shares GSIFX Class B Shares GSEBX Class C Shares GSICX Institutional Shares GSIEX Service Shares GSISX PERFORMANCE REVIEW Fund Total Return MSCI EAFE Index September 1, 2002–February 28, 2003 (based on NAV)1 (unhedged)2 Class A -13.18% -10.97% Class B -13.35 -10.97 Class C -13.37 -10.97 Institutional -12.84 -10.97 Service -13.11 -10.97 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/02 Class A Class B Class C Institutional Service One Year -23.58% -23.57% -20.38% -18.60% -19.05% Five Years -4.70 -4.50 -4.11 -2.99 -3.48 Ten Years 2.69 N/A N/A N/A 3.37 Since Inception 2.77 -1.66 -5.43 0.68 3.444 (12/1/92) (5/1/96) (8/15/97) (2/7/96) (12/1/92) 3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter- end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. 4 Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 2/28/035 Holding % of Total Net Assets Line of Business Novartis AG 4.0% Pharmaceuticals & Biotechnology Vodafone Group PLC 4.0 Telecommunications Services GlaxoSmithKline PLC 3.7 Pharmaceuticals & Biotechnology To tal Fina SA Class B 3.4 Energy Royal Bank of Scotland Group PLC 3.2 Banks VNU NV 2.8 Media Nokia Oyj 2.6 Technology Hardware & Equipment UniCredito Italiano SpA 2.6 Banks Nestle SA 2.5 Food, Beverage & Tobacco BNP Paribas SA 2.4 Banks 5 The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS Japanese Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund during the six-month reporting period that ended February 28, 2003. Performance Review For the six-month period that ended February 28, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -16.10%, -16.29%, -16.33%, -15.82%, and -16.09%, respectively. These returns compare to the -12.31% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX) (unhedged). Domestic disinflationary pressure was the major issue dominating market sentiment during the period and the Banking, Retail, and Service sectors all performed poorly. Heizo Takenaka, known for his aggressiveness in resolving bad loan problems, was appointed as Minister for Financial Services in September 2002. Investors were concerned about the damage to banks’ capital adequacy ratios inflicted by the disposal of bad loans. Mr. Takenaka has vowed to focus on this problem. Such policy direction suggests accelerated bankruptcy and deflationary pressure and made market participants nervous. Bank stocks subsequently sold off and did not rebound even after capital enhancements were announced in February. In terms of corporate fundamentals, interim earnings, announced in late October to November 2002, showed a strong recovery except in the Financials sector. However, the market in general paid little attention to these earnings reports and remained wary of the sustainability of the earnings trend next year. The tenuous situation in Iraq contributed to the uncertain profit outlook. In this environment, the so-called low priced, lower quality stocks (with relatively low price/book multiples) performed well while large-cap blue chip issues were weak. Selling pressure on higher quality stocks was exacerbated by the unwinding of cross-held shares and restructuring of pension plans — the latter of which will require pension funds to give back part of their assets to the government in cash, generating selling pressure on equities. With regard to the Fund’s performance relative to its benchmark, both sector allocation and stock selection were negative contributors. In particular, stock selection in the Retail (Skylark Co. Ltd., C&S Co. Ltd., Komeri Co. Ltd.), Pharmaceuticals (Takeda Chemical Industries Ltd., Banyu Pharmaceutical Co., Ltd.), and Land Transport sectors (Yamato Transport Co. Ltd., East Japan Railway Co.) detracted from performance. Based on Banyu Pharmaceutical Co., Ltd.’s poor performance and our outlook for the firm, we subsequently eliminated it from the portfolio. On the other hand, an underweight position in the Banking sector contributed positively to relative results as did stock selection in the Electrical Machinery sector. Sector Allocation As of February 28, 2003, the Fund held overweight positions in the Business Outsource Services, Office & Home Electronics, and Chemicals sectors. It had underweight positions in the Regional Banks, Automobile & Parts, and Telecommunications sectors. It is important to note that the Fund’s sector weightings are the result of a bottom-up stock selection process rather than sector-based decisions.

PORTFOLIO RESULTS Portfolio Highlights While the overall equity markets fell during the reporting period, there were a number of holdings within the Fund’s portfolio that performed relatively well. OBIC Co. Ltd. (OBIC) — OBIC is a leading independent system integrator with a strong market position in the niche it serves. The company targets medium- to smaller-sized corporate clients that are too small for OBIC’s competitors to focus on. Accordingly, its client base is highly diversified in terms of industry, scale, and regions. We consider its profitability to be sustainable given its position in the market and focus on maintenance/support businesses. SUMITOMO CHEMICAL Co. Ltd. (SUMITOMO CHEMICAL) and Mitsui Chemicals, Inc. (Mitsui Chemicals) — We accumulated positions in SUMITOMO CHEMICAL and Mitsui Chemicals during the period. The two companies are to be merged by the end of this year. The deal itself was decided two years ago and the merger ratio is to be announced shortly. The merger is complementary as SUMITOMO CHEMICAL focuses on agrochemicals and pharmaceuticals and Mitsui Chemicals focuses on basic chemicals. SUMITOMO CHEMICAL is well known for its strong balance sheet and conservative accounting standards. The combined entity will be the largest chemical company in Japan and pursue economy of scale. Cost reduction in personnel, logistics, and procurements over the next few years are foreseeable and are expected to contribute to earnings growth. CAWACHI Ltd. (CAWACHI) — CAWACHI is a drugstore chain operator that sustains stable, comparable-store sales figures unlike any other chain store in the Retail sector. Its unique store format boasts a wide variety of products with low prices, which has led to stable customer traffic. The company’s cost competitiveness comes from unusually high market share in certain regions that leads to strong bargaining power. New store openings are planned that we believe will support sales and profit growth. CAWACHI’s stock valuation relative to other specialist retailers is also attractive. We thank you for your investment and look forward to earning your continued confidence. Goldman Sachs Japanese Equity Team Tokyo, March 14, 2003

FUND BASICS Japanese Equity Fund as of February 28, 2003 Assets Under Management $22.2 Million Number of Holdings 83 NASDAQ SYMBOLS Class A Shares GSJAX Class B Shares GSJBX Class C Shares GSJCX Institutional Shares GSJIX Service Shares GSJSX PERFORMANCE REVIEW Fund Total Return TOPIX (USD) September 1, 2002–February 28, 2003 (based on NAV)1 (unhedged)2 Class A -16.10% -12.31% Class B -16.29 -12.31 Class C -16.33 -12.31 Institutional -15.82 -12.31 Service -16.09 -12.31 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The Tokyo Price Index (TOPIX) (unhedged) (with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/02 Class A Class B Class C Institutional Service One Year -17.54% -17.56% -14.01% -12.22% -12.64% Since inception -5.19 -4.87 -4.47 -3.42 -3.90 (5/1/98) 3The Standardized Total Returns are average annual total returns as of the most recent calendar quarter- end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 2/28/034 Holding % of Total Net Assets Line of Business NTT DoCoMo, Inc. 4.7% Communication Takeda Chemical Industries Ltd. 4.2 Pharmaceuticals Shin-Etsu Chemical Co. Ltd. 3.6 Chemicals Ricoh Co. Ltd. 3.3 Electric Appliances Toyota Motor Corp. 3.3 Transportation Equipment Kao Corp. 3.1 Chemicals Canon, Inc. 3.1 Electric Appliances Nissan Motor Co. Ltd. 2.7 Transportation Equipment The Nomura Securities Co. Ltd. 2.6 Securities Tokyo Gas Co. Ltd. 2.5 Electric Power & Gas 4 The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS International Growth Opportunities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Growth Opportunities Fund during the six-month reporting period that ended February 28, 2003. Performance Review For the six-month period that ended February 28, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares produced cumulative total returns, without sales charges, of -13.82%, -14.08%, -14.10%, -13.66% and –13.86%, respectively. These results compare to the -10.76% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged). As these returns indicate, it has been a difficult investment environment and the Fund was unable to avoid the weakness that permeated the financial markets. In addition, poor stock selection in a number of sectors further hampered results. The international equity markets were driven by continued volatility and negative investor sentiment over the reporting period. The markets fell in September 2002, followed by improved economic data and subdued fears of conflict in the Middle East. This led to a market rally in October and November. December was characterized by weakness that had prevailed throughout most of the year and continued into 2003, as the probability of conflict in Iraq heightened and uncertainty about the state of the global economy weighed on investor confidence. The Fund participated in the rally that occurred toward the end of 2002, driven by strong stock selection within industries such as Information Technology. However, given the predominantly negative environment that prevailed through the majority of the six-month period, companies that were more defensive and value-oriented outperformed their growth counterparts. This outperformance of value-oriented stocks caused the Fund to underperform the value-biased MSCI EAFE Small Cap Index. At the stock specific level, the largest negative contributor to performance was Omega Pharma SA. An overweight position in this Belgian developer and distributor of over-the-counter and generic drugs performed poorly after it announced earnings downgrades over the period. More recently, it has been impacted by negative sentiment surrounding Dutch and Belgian stocks as a result of Ahold’s accounting problems. Game Group also detracted from results. The leading UK retailer of video gaming systems declined after it announced poor sales figures and that it had discounted prices of some of its most popular products in response to price cuts by competitors. We subsequently eliminated Game Group from the portfolio. Portfolio Highlights Eniro AB (Eniro) — Eniro is Europe’s fourth largest provider of printed and online directories. The stock performed well after positive earnings announcements over the period and the company’s divestiture of its German loss-making unit. With high barriers to entry, large cash flow generation capacity, and low capital expenditure requirements, the company should continue to be a leader in its area.

PORTFOLIO RESULTS DCC PLC (DCC) — DCC is an Irish value-added marketing and distribution company, operating in a number of growth segments including Information Technology, Energy, and Health Care. DCC benefits from leading positions in areas with good growth prospects and high returns on capital. Management is extremely focused on shareholder value and has proven themselves to be good investors and cost cutters. Moreover, the company benefits from the continued strong growth in the Irish economy. Esprit Holdings Ltd. (Esprit) — Esprit, a Hong Kong based fashion manufacturer and distributor, continues to benefit from its strong European and Asian franchises. Management expects growth momentum to continue despite the difficult global operating environment. The U.S. business it recently acquired is rolling out better than expected and achieved profitability in a very short period of time. We thank you for your investment and look forward to earning your continued confidence. Goldman Sachs International Small Cap Equity Investment Team London, March 14, 2003

FUND BASICS International Growth Opportunities Fund as of February 28, 2003 Assets Under Management $63.9 Million Number of Holdings 140 NASDAQ SYMBOLS Class A Shares GISAX Class B Shares GISBX Class C Shares GISCX Institutional Shares GISIX Service Shares GISSX PERFORMANCE REVIEW Fund Total Return MSCI EAFE Small Cap September 1, 2002–February 28, 2003 (based on NAV)1 Index (unhedged)2 Class A -13.82% -10.76% Class B -14.08 -10.76 Class C -14.10 -10.76 Institutional -13.66 -10.76 Service -13.86 -10.76 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The MSCI EAFE Small Cap Index (unhedged) (with dividends reinvested), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/02 Class A Class B Class C Institutional Service One Year -25.64% -25.55% -22.44% -20.76% -21.17% Since inception -5.50 -5.17 -4.79 -3.73 -4.22 (5/1/98) 3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter- end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 2/28/034 Holding % of Total Net Assets Line of Business Eniro AB 2.7% Media DCC PLC 2.6 Capital Goods Esprit Holdings Ltd. 2.3 Retailing Anglo Irish Bank Corp. PLC 2.2 Banks The Berkeley Group PLC 1.8 Consumer Durables & Apparel Korea Electric Terminal Co. Ltd. 1.7 Consumer Durables & Apparel Nobel Biocare Holding AG 1.4 Health Care Equipment & Services PizzaExpress PLC 1.4 Hotels, Restaurants & Leisure Cochlear Ltd. 1.4 Health Care Equipment & Services Volker Wessels Stexin NV 1.3 Capital Goods 4 The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS Emerging Markets Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Emerging Markets Equity Fund during the six-month reporting period that ended February 28, 2003. Performance Review For the six-month period that ended February 28, 2003, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -6.30%, -6.57%, -6.70%, -6.11%, and -6.36%, respectively. These returns compare to the -4.90% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Free (EMF) Index. The Fund’s stock selection was negative over the reporting period primarily due to the fact that Korean stocks, the outperformers in the beginning of 2002, have lagged behind towards the end 2002 and into 2003. Hana Bank, the country’s third largest bank, and retailer Hyundai Department Store Co., Ltd. performed poorly on the fears that the Bank of Korea’s engineered slowdown in domestic demand would result in major revisions to earnings forecasts. Hyundai Department Store Co., Ltd. was subsequently eliminated from the portfolio. Surgutneftegaz ADR, Russia’s third largest oil company, lost some of its relative gains at the end of 2002 as investors began to anticipate that an increased oil supply, post-Iraqi conflict, might lead to lower oil prices. Some of the sell-off was due to disappointment over the company’s decision to pull out of participating in an auction to purchase a portion of the government-owned oil company Slavneft. Some market participants saw this as yet another failure of management to employ its $4.5 billion stockpile in cash. To us, Surgutneftegaz made a rational decision, as it would not be able to control Slavneft’s underlying subsidiaries. On the positive side, the Fund benefited from holding overweight positions in Impala Platinum Holdings Ltd. and AngloGold Ltd., South African resource stocks. Both firms performed well due to rising commodity prices. Companhia Vale do Rio Doce ADR, a Brazilian iron ore producer, posted strong results on the back of an improving cost structure and continued strong demand for its commodity. Regional Allocation On a regional basis, the Fund’s holdings in Europe, Middle East, Africa (EMEA) were the top performers over the review period, followed by Asia ex-Japan. Overweight positions in South Africa, Russia, and Hungary were also positive contributors to results. An overweight position in Korea and a slight underweight position in Brazil detracted from performance. In South Africa, we continued to benefit from our overweight position in the Materials sector as commodity prices remained strong. The Korean market suffered from concerns over a sharp economic slowdown in 2003 and worries about the geopolitical situation with North Korea. In Brazil, the market rallied strongly once the election was resolved. So far, the incoming administration has made relatively market-friendly comments and concerns of an imminent economic crisis have diminished.

PORTFOLIO RESULTS Portfolio Highlights While the overall equity markets fell during the reporting period, there were a number of holdings within the Fund’s portfolio that performed relatively well. YUKOS ADR (YUKOS) — YUKOS, Russia’s second largest energy and power company, rallied as the market came to appreciate the exceptional value offered by the company. We believe that YUKOS continues to offer good value given its growth profile and the potential resolution for the Russia-China pipeline. Such an occurrence would allow for accelerated development of its Eastern Siberian reserve base. Sberbank RF (Sberbank) — Sberbank, the largest Russian retail bank with a quasi-monopoly over the Russian deposit and credit market, performed well as it announced solid earnings during the fourth quarter 2002 and an improvement in its return-on-equity. Additionally, Sberbank rallied in February 2003 due to the potential increase in the foreign shareholding limit from the current level of 5% to 10%. We thank you for your investment and look forward to earning your continued confidence. Goldman Sachs Emerging Markets Equity Investment Team New York, London and Singapore March 14, 2003

FUND BASICS Emerging Markets Equity Fund as of February 28, 2003 Assets Under Management $84.8 Million Number of Holdings 73 NASDAQ SYMBOLS Class A Shares GEMAX Class B Shares GEKBX Class C Shares GEMCX Institutional Shares GEMIX Service Shares GEMSX PERFORMANCE REVIEW Fund Total Return September 1, 2002–February 28, 2003 (based on NAV)1 MSCI EMF Index2 Class A -6.30% -4.90% Class B -6.57 -4.90 Class C -6.70 -4.90 Institutional -6.11 -4.90 Service -6.36 -4.90 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/02 Class A Class B Class C Institutional Service One Year -13.92% -13.95% -10.43% -8.38% -8.71% Five Years -6.86 -6.62 -6.23 -5.13 -5.98 Since Inception -6.35 -5.93 -5.73 -4.66 -5.48 (12/15/97) 3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter- end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 COMPANY HOLDINGS AS OF 2/28/034 Company Holding % of Total Net Assets Line of Business Samsung Electronics 8.0% Technology Hardware & Equipment Anglo American 5.5 Materials Hana Bank 4.3 Banks Telefonos de Mexico SA ADR 3.6 Telecommunication Services Taiwan Semiconductor 3.4 Technology Hardware & Equipment YUKOS ADR 3.4 Energy Sberbank RF 3.0 Banks Impala Platinum Holdings Ltd. 2.5 Materials Hyundai Motor Co. Ltd. 2.4 Automobiles & Components Grupo Financiero BBVA Bancomer 2.4 Banks SA de CV Class B 4 The top 10 company holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS Asia Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Asia Growth Fund during the six-month reporting period that ended February 28, 2003. Performance Review For the six-month period that ended February 28, 2003, the Fund’s Class A, B, C, and Institutional Shares generated cumulative total returns, without sales charges, of -14.78%, -15.12%, -15.05%, and -14.48%, respectively. These returns compare to the -11.40% cumulative total return of the Fund’s benchmark, the MSCI All Country Asia Free ex-Japan Index (unhedged). The Asian markets experienced periods of extreme volatility during the reporting period. Following a sharp decline in September 2002, the markets rebounded in October and November. Some of these gains retracted in December and after a short-lived rally in early January 2003, the Asian markets continued to trend downwards. Among the key factors were escalating geopolitical concerns with Iraq and North Korea, and concerns over a sustainable economic recovery in the U.S. which, in turn, had negative implications for the Asian economy. The Fund underperformed its benchmark over the period. In late 2002, the Fund was hurt by its significant Korean market overweight position and its exposure to Korean Consumer stocks. Korea was one of the worst performing markets during that period on concerns of regulatory-induced consumer credit problems and heightened tensions in the Korean peninsula. This drag on performance was partially offset by positive contribution from Hong Kong and China stemming from an overweight position in their Banks and Consumer Discretionary stocks. In the first two months of 2002, the Fund was hurt by both an underweight position in Taiwan and stock selection within the country. The Fund was underweight in Technology stocks in Taiwan and even within this area the securities held in the portfolio were fairly defensive in nature. This positioning adversely affected performance as the Taiwan market rallied in January. These negative factors were partially mitigated by strong contribution from the Korean market as consumer stocks rebounded and by a continued robust performance in Hong Kong and China. Portfolio Highlights While the overall equity markets fell during the reporting period, there were a number of holdings within the Fund that performed relatively well. Yanzhou Coal Mining Co. Ltd. (Yanzhou Coal) — Yanzhou Coal is one of the largest coal producers and exporters in China. With its superior cost structure, advanced production technology, healthy balance sheet, and experienced management team, it is currently the most profitable company in China’s coal industry and is well positioned to become the major industry consolidator.

PORTFOLIO RESULTS PT Telekomunikasi Indonesia (PT Telekom) — PT Telekom is the largest telecom service provider in Indonesia. The company has a market share of over 95% in fixed lines, and a market share of over 53% in wireless operations. As an incumbent operator in an under-penetrated market with a controlled competitive environment, the company is expected to achieve strong earnings growth. PT Telekom’s share price was up 25% since we purchased the stock in October 2002. Siam Cement Public Co. Ltd. (Siam Cement) — Siam Cement is Thailand’s largest diversified industrial company listed on its stock exchange. We believe it is well positioned to benefit from Thailand’s recovering domestic economy and investment cycle, which has driven strong growth in the Property and Construction sectors. Its Petrochemicals and Paper businesses are also leveraged to benefit from a recovery in domestic consumption. In addition, Siam Cement continues to de-leverage its balance sheet, which is driving down interest expense and enhancing earnings. We thank you for your investment and look forward to earning your continued confidence. Goldman Sachs Asia Equity Investment Team Singapore, March 14, 2003

FUND BASICS Asia Growth Fund as of February 28, 2003 Assets Under Management $30.8 Million Number of Holdings 75 NASDAQ SYMBOLS Class A Shares GSAGX Class B Shares GSABX Class C Shares GSACX Institutional Shares GSAIX PERFORMANCE REVIEW Fund Total Return MSCI AC Asia Free (Ex Japan) September 1, 2002–February 28, 2003 (based on NAV)1 Index (unhedged)2 Class A -14.78% -11.40% Class B -15.12 -11.40 Class C -15.05 -11.40 Institutional -14.48 -11.40 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex Japan Index (unhedged) is a market capitalization-weighted composite of securities in 11 Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/02 Class A Class B Class C Institutional One Year -16.76% -16.70% -13.33% -11.37% Five Years -5.09 -4.83 -4.56 -3.33 Since Inception -7.08 -11.63 -12.77 -9.69 (7/8/94) (5/1/96) (8/15/97) (2/2/96) 3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter- end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 COMPANY HOLDINGS AS OF 2/28/034 Company Holding % of Total Net Assets Line of Business Samsung Electronics Co. Ltd. 7.8% Electronic & Other Electric Equipment United Overseas Bank Ltd. 3.4 Depository Institutions Hang Seng Bank Ltd. 3.2 Holding & Other Investments Taiwan Semiconductor 3.0 Electronic & Other Electric Equipment Hyundai Motor Co. Ltd. 3.0 Auto Repair, Services & Parking Infosys Technologies Ltd. 2.6 Communication China Mobile Ltd. 2.4 Communication Hana Bank 2.3 Depository Institutions Hutchison Whampoa Ltd. 2.3 Holding & Other Investments Ranbaxy Laboratories Ltd. 2.2 Chemicals & Allied Products 4 The top 10 company holdings may not be representative of the Fund’s future investments.

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
February 28, 2003 (Unaudited)

The following graph shows the value, as of February 28, 2003, of a $10,000 investment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (“MSCI Europe Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

European Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to February 28, 2003.

Average Annual Total Return through February 28, 2003	Since Inception	One Year	Six Months(a)

Class A (commenced October 1, 1998)
Excluding sales charges	-4.37%	-21.13%	-13.08%
Including sales charges	-5.58%	-25.47%	-17.81%

Class B (commenced October 1, 1998)
Excluding contingent deferred sales charges	-4.85%	-21.55%	-13.25%
Including contingent deferred sales charges	-5.28%	-25.47%	-17.59%

Class C (commenced October 1, 1998)
Excluding contingent deferred sales charges	-4.88%	-21.77%	-13.50%
Including contingent deferred sales charges	-4.88%	-22.55%	-14.37%

Institutional Class (commenced October 1, 1998)	-3.78%	-20.72%	-12.79%

Service Class (commenced October 1, 1998)	-4.19%	-21.07%	-12.97%

(a) Not annualized.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – 106.8%

Finland – 3.2%
72,796	Nokia Oyj (Information Technology Hardware)	$973,033

France – 12.5%
18,799	BNP Paribas SA (Banks)	778,152
12,067	Lafarge SA (Construction & Building Materials)	702,411
17,733	Total Fina SA Class B (Oil and Gas)	2,343,534

		3,824,097

Germany – 3.6%
22,906	Bayerische Motoren Werke (BMW) AG (Automobiles & Parts)	641,979
5,538	SAP AG (Software & Computer Services)	463,009

		1,104,988

Ireland – 3.4%
80,403	Allied Irish Banks PLC (Banks)	1,023,612

Italy – 2.7%
202,000	UniCredito Italiano SpA (Banks)	810,015

Netherlands – 11.9%
37,819	ASML Holdings NV* (Information Technology Hardware)	272,731
89,076	European Aeronautic Defense & Space Co. (Aerospace & Defense)	774,877
35,082	ING Groep NV (Insurance)	474,599
31,795	Royal Dutch Petroleum Co. (Oil and Gas)	1,259,548
38,450	VNU NV (Media & Photography)	845,937

		3,627,692

Spain – 5.4%
7,048	Acerinox SA (Steel & Other Materials)	273,886
16,874	Industria de Diseno Textil SA (Inditex) (Household Goods & Textiles)	407,441
101,128	Telefonica de Espana SA* (Telecommunication Services)	981,098

		1,662,425

Sweden – 2.5%
73,978	Securitas AB Series B (Support Services)	748,334

Switzerland – 22.4%
17,553	Adecco SA (Support Services)	529,496
17,576	Converium Holding AG* (Insurance)	757,692
42,819	Credit Suisse Group (Banks)	797,419
5,785	Nestle SA (Food Producers & Processors)	1,164,808
43,906	Novartis AG (Pharmaceuticals)	1,612,655
12,423	Roche Holding AG (Pharmaceuticals)	746,287
12,291	Syngenta AG (Chemicals)	598,754
7,587	Zurich Financial Services AG (Insurance)	643,512

		6,850,623

United Kingdom – 39.2%
187,360	BAA PLC (Transport)	1,276,774
76,989	British Sky Broadcasting Group PLC* (Media & Photography)	761,524
53,812	Diageo PLC (Beverages)	533,543
289,925	Dixons Group PLC (General Retailers)	419,781
75,205	Exel PLC (Transport)	666,945
95,320	GlaxoSmithKline PLC (Pharmaceuticals)	1,674,162
87,898	HSBC Holdings PLC (Banks)	946,203
328,252	International Power PLC* (Electricity)	468,817
297,095	Legal & General Group PLC (Life Assurance)	349,507
151,368	P & O Princess Cruises PLC (Leisure, Entertainment & Hotels)	950,509
23,730	Reckitt Benckiser PLC (Personal Care & Household Products)	373,836
52,597	Royal Bank of Scotland Group PLC (Banks)	1,202,752
126,154	Tesco PLC (Food & Drug Retailers)	321,637
929,976	Vodafone Group PLC (Telecommunication Services)	1,664,840
61,177	WPP Group PLC (Media & Photography)	376,215

		11,987,045

TOTAL COMMON STOCKS
(Cost $36,852,218)		$32,611,864

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 5.1%

State Street Bank & Trust Euro-Time Deposit
EUR 1,446,685	2.70%	03/03/2003	$1,559,454

TOTAL SHORT-TERM OBLIGATION
(Cost $1,557,357)			$1,559,454

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $38,409,575)			$34,171,318

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments (continued)
February 28, 2003 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 2.1%

642,000	Boston Global Investment Trust – Enhanced Portfolio	$642,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $642,000)		$642,000

TOTAL INVESTMENTS
(Cost $39,051,575)		$34,813,318

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
EUR	—	Euro Currency

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Aerospace & Defense	2.5%
Automobiles & Parts	2.1
Banks	18.2
Beverages	1.8
Chemicals	2.0
Construction & Building Materials	2.3
Electricity	1.5
Food & Drug Retailers	1.1
Food Producers & Processors	3.8
General Retailers	1.4
Household Goods & Textiles	1.3
Information Technology Hardware	4.1
Insurance	6.1
Leisure, Entertainment & Hotels	3.1
Life Assurance	1.1
Media & Photography	6.5
Oil and Gas	11.8
Personal Care & Household Products	1.2
Pharmaceuticals	13.2
Software & Computer Services	1.5
Steel & Other Materials	0.9
Support Services	4.2
Telecommunication Services	8.7
Transport	6.4

TOTAL COMMON STOCK	106.8%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
February 28, 2003 (Unaudited)

The following graph shows the value, as of February 28, 2003, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (“MSCI EAFE”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to February 28, 2003.

Average Annual Total Return through
February 28, 2003	Since Inception	Ten Years	Five Years	One Year	Six Months(a)

Class A (commenced December 1, 1992)
Excluding sales charges	2.53%	2.24%	-6.94%	-21.20%	-13.18%
Including sales charges	1.97%	1.67%	-7.99%	-25.53%	-17.93%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-2.71%	n/a	-7.41%	-21.50%	-13.35%
Including contingent deferred sales charges	-2.71%	n/a	-7.78%	-25.43%	-17.68%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-6.58%	n/a	-7.41%	-21.56%	-13.37%
Including contingent deferred sales charges	-6.58%	n/a	-7.41%	-22.34%	-14.24%

Institutional Class (commenced February 7, 1996)	-0.40%	n/a	-6.34%	-20.64%	-12.84%

Service Class (commenced March 6, 1996)	-1.17%	n/a	-6.80%	-21.06%	-13.11%

(a) Not annualized.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%

Australia – 0.4%
1,448,041	Insurance Australia Group Ltd. (Insurance)	$2,693,386

Finland – 2.6%
1,221,389	Nokia Oyj (Technology Hardware & Equipment)	16,325,790

France – 7.1%
359,199	BNP Paribas SA (Banks)	14,868,422
112,789	Lafarge SA (Materials)	6,565,368
36,599	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,511,796
158,961	Total Fina SA Class B (Energy)	21,007,752

		43,953,338

Germany – 2.9%
260,345	Bayerische Motoren Werke (BMW) AG (Automobiles & Components)	7,296,610
128,501	SAP AG (Software & Services)	10,743,427

		18,040,037

Hong Kong – 0.6%
314,500	Hang Seng Bank Ltd. (Banks)	3,437,764

Ireland – 2.7%
768,138	Allied Irish Banks PLC (Banks)	9,746,962
643,834	Bank of Ireland (Banks)	7,092,892

		16,839,854

Italy – 3.7%
326,640	ENI SpA (Energy)	4,848,438
263,815	Telecom Italia SpA (Telecommunication Services)	1,834,247
3,980,800	UniCredito Italiano SpA (Banks)	15,962,901

		22,645,586

Japan – 19.0%
306,500	C&S Co. Ltd. (Food & Drug Retailing)	3,577,972
265	Canon, Inc. (Technology Hardware & Equipment)	9,572
1,463	Dentsu, Inc. (Media)	4,554,278
434,000	Fuji Photo Film Co. Ltd. (Consumer Durables & Apparel)	13,767,288
307,400	Honda Motor Co. Ltd. (Automobiles & Components)	11,233,498
52	Hoya Corp. (Technology Hardware & Equipment)	3,339
253,600	Isetan Co. Ltd. (Retailing)	1,677,581
573,000	Kao Corp. (Household & Personal Products)	12,093,516
790	Mitsui Marine & Fire (Insurance)	3,702
1,754,000	Mitsui O.S.K. Lines Ltd. (Transportation)	4,302,838
21,000	NGK Insulators Ltd. (Capital Goods)	105,342
604,000	Nomura Holdings Inc. (Diversified Financials)	7,101,975
113,600	ORIX Corp. (Diversified Financials)	6,265,465
982,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	14,836,121
51,500	Rohm Co. Ltd. (Technology Hardware & Equipment)	5,903,016
366,400	Shin-Etsu Chemical Co. Ltd. (Materials)	11,994,823
158,100	Skylark Co. Ltd. (Hotels Restaurants & Leisure)	1,951,257
11	SMC Corp. (Capital Goods)	842
31,000	Sumitomo Corp. (Capital Goods)	145,278
163	Sumitomo Mitsui Financial Group, Inc. (Banks)	380,561
401,400	Takeda Chemical Industries Ltd. (Pharmaceuticals & Biotechnology)	14,804,416
262,700	Toppan Forms Co. Ltd. (Commercial Services & Supplies)	2,246,667

		116,959,347

Mexico – 1.7%
8,433,711	Grupo Financiero BBVA Bancomer SA de CV Class B* (Banks)	6,364,776
75,100	Grupo Televisa SA ADR* (Media)	1,815,918
69,100	Telefonos de Mexico SA de CV ADR Series L (Telecommunication Services)	2,008,737

		10,189,431

Netherlands – 6.9%
778,254	European Aeronautic Defense & Space Co. (Capital Goods)	6,770,074
109,828	Gucci Group (Consumer Durables & Apparel)	10,323,527
480,843	ING Groep NV (Diversified Financials)	6,504,974
22,413	Royal Dutch Petroleum Co. (Energy)	887,883
137,719	Vedior NV (Commercial Services & Supplies)	593,817
798,083	VNU NV (Media)	17,558,588

		42,638,863

Russia – 0.4%
136,900	Surgutneftegaz ADR (Energy)	2,197,245

Singapore – 2.6%
3,042,300	Keppel Corp. Ltd. (Diversified Financials)	7,250,034
1,460,500	United Overseas Bank Ltd. (Banks)	8,743,244

		15,993,278

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Korea – 2.4%
498,203	Hana Bank GDR†* (hollow-bullet) (Banks)	$6,675,920
231,033	Hyundai Motor Co. Ltd. GDR† (Automobiles & Components)	2,543,674
47,700	Samsung Electronic GDR† (Technology Hardware & Equipment)	5,640,525

		14,860,119

Spain – 2.4%
268,776	Industria de Diseno Textil SA (Inditex) (Retailing)	6,489,886
856,773	Telefonica de Espana SA* (Telecommunication Services)	8,312,024

		14,801,910

Sweden – 2.0%
175,221	Eniro AB (Media)	1,112,946
1,083,554	Securitas AB Series B (Commercial Services & Supplies)	10,960,825

		12,073,771

Switzerland – 9.8%
246,240	Adecco SA (Commercial Services & Supplies)	7,427,972
125,256	Converium Holding AG* (Insurance)	5,399,722
75,643	Nestle SA (Food Beverage & Tobacco)	15,230,696
672,697	Novartis AG (Pharmaceuticals & Biotechnology)	24,707,977
39,354	Syngenta AG (Materials)	1,917,123
68,235	Zurich Financial Services AG (Insurance)	5,787,532

		60,471,022

United Kingdom – 28.3%
568,241	Amey PLC (Commercial Services & Supplies)	207,566
187,502	AstraZeneca PLC (Pharmaceuticals & Biotechnology)	6,043,454
1,503,265	BAA PLC (Transportation)	10,244,076
1,601,949	Barclays PLC (Banks)	9,252,607
733,005	BP PLC (Energy)	4,614,411
915,995	British Sky Broadcasting Group PLC* (Media)	9,060,408
898,620	Capita Group PLC (Commercial Services & Supplies)	3,436,622
1,367,777	Diageo PLC (Food Beverage & Tobacco)	13,561,422
1,995,454	Dixons Group PLC (Retailing)	2,889,209
1,172,484	Exel PLC (Transportation)	10,398,010
1,293,553	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	22,719,449
4,442,384	International Power PLC* (Utilities)	6,344,715
4,089,946	Legal & General Group PLC (Insurance)	4,811,474
720,067	P & O Princess Cruises PLC (Hotels Restaurants & Leisure)	4,521,632
338,764	Reckitt Benckiser PLC (Household & Personal Products)	5,336,797
852,911	Royal Bank of Scotland Group PLC (Banks)	19,503,776
4,783,969	Tesco PLC (Food & Drug Retailing)	12,196,992
13,756,094	Vodafone Group PLC (Telecommunication Services)	24,626,115
801,483	WPP Group PLC (Media)	4,928,817

		174,697,552

TOTAL COMMON STOCKS
(Cost $670,394,402)		$588,818,293

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 4.0%

State Street Bank & Trust Euro – Time Deposit
$24,902,000	1.25%	03/03/2003	$24,902,000

TOTAL SHORT-TERM OBLIGATION
(Cost $24,902,000)			$24,902,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $695,296,402)			$613,720,293

Shares	Description	Value
Securities Lending Collateral – 9.5%

58,372,224	Boston Global Investment Trust — Enhanced Portfolio	$58,372,224

TOTAL SECURITIES LENDING COLLATERAL
(Cost $58,372,224)		$58,372,224

TOTAL INVESTMENTS
(Cost $753,668,626)		$672,092,517

*	Non-income producing security.

†	Security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $14,860,119, which represents 2.4% of net assets as of February 28, 2003.

(hollow-bullet)	Fair valued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Automobiles & Components	3.4%
Banks	16.6
Capital Goods	1.1
Commercial Services & Supplies	4.0
Consumer Durables & Apparel	4.2
Diversified Financials	4.4
Energy	5.4
Food & Drug Retailing	2.6
Food Beverage & Tobacco	4.7
Hotels Restaurants & Leisure	1.1
Household & Personal Products	2.8
Insurance	3.0
Materials	3.3
Media	6.3
Pharmaceuticals & Biotechnology	11.1
Retailing	1.8
Software & Services	1.7
Technology Hardware & Equipment	6.9
Telecommunication Services	6.0
Transportation	4.1
Utilities	1.0

TOTAL COMMON STOCK	95.5%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
February 28, 2003 (Unaudited)

The following graph shows the value, as of February 28, 2003, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Tokyo Price Index (“Topix”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Japanese Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to February 28, 2003.

Average Annual Total Return through February 28, 2003	Since Inception	One Year	Six Months(a)

Class A (commenced May 1, 1998)
Excluding sales charges	-4.83%	-12.11%	-16.10%
Including sales charges	-5.93%	-16.97%	-20.74%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	-5.25%	-12.59%	-16.29%
Including contingent deferred sales charges	-5.65%	-16.96%	-20.48%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	-5.27%	-12.62%	-16.33%
Including contingent deferred sales charges	-5.27%	-13.50%	-17.17%

Institutional Class (commenced May 1, 1998)	-4.24%	-11.57%	-15.82%

Service Class (commenced May 1, 1998)	-4.72%	-12.01%	-16.09%

(a) Not annualized.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – 100.3%

20,000	Air Water, Inc. (Chemicals)	$84,422
13,000	Ajinomoto Co., Inc. (Foods)	137,791
50,000	Asahi Glass Co. Ltd. (Glass & Ceramics Products)	315,950
10,300	Bandai Co. Ltd. (Other Products)	352,874
480	Bellsystem24, Inc. (Services)	75,889
12,900	C&S Co. Ltd. (Retail Trade)	150,590
19,000	Canon, Inc. (Electric Appliances)	686,292
1,000	CAWACHI Ltd. (Retail Trade)	66,574
17,000	Daikin Industries Ltd. (Machinery)	271,793
153	Dentsu, Inc. (Services)	476,285
64,000	Dowa Mining Co. Ltd. (Nonferrous Metals)	240,376
86	East Japan Railway Co. (Land Transportation)	396,481
3,200	Eneserve Corp. (Electric Appliances)	108,548
5,300	FP Corp. (Chemicals)	61,870
15,000	Fuji Photo Film Co. Ltd. (Chemicals)	475,828
2,400	Fuji Seal, Inc. (Other Products)	98,465
4,100	Funai Electric Co. Ltd. (Electric Appliances)	469,949
1,000	Hokuto Corp. (Fishery, Agriculture & Forestry)	17,976
14,600	Honda Motor Co. Ltd. (Transportation Equipment)	533,536
4,800	Hoya Corp. (Precision Instruments)	308,184
25,400	Isetan Co. Ltd. (Retail Trade)	168,023
7,000	ITO-YOKADO Co. Ltd. (Retail Trade)	185,340
142,000	Itochu Corp. (Wholesale Trade)	338,739
33,000	Kao Corp. (Chemicals)	696,485
16,800	Katokichi Co. Ltd. (Foods)	266,890
1,800	Keyence Corp. (Electric Appliances)	292,501
12,900	Komeri Co. Ltd. (Retail Trade)	252,075
15,100	KONAMI Corp. (Services)	311,031
4,400	KOSE Corp. (Chemicals)	126,921
16,000	Leopalace21 Corp.* (Real Estate)	86,757
26,800	Matsushita Electric Works Ltd. (Electric Appliances)	154,613
8,000	Meitec Corp. (Services)	188,809
63,000	Minebea Co. Ltd. (Electric Appliances)	257,404
6,000	MISUMI Corp. (Wholesale Trade)	170,537
22,000	Mitsui Chemicals, Inc. (Chemicals)	84,490
93,000	Mitsui Mining & Smelting Co. Ltd. (Nonferrous Metals)	251,745
168,000	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	412,130
75,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	351,478
22,000	NGK Insulators Ltd. (Glass & Ceramics Products)	110,358
3,500	Nintendo Co. Ltd. (Other Products)	279,195
7,000	Nippon Kanzai Co. Ltd. (Services)	103,980
61	Nippon Telephone & Telegraph Corp. (Communication)	220,852
55,000	Nissan Chemical Industries Ltd. (Chemicals)	224,718
80,700	Nissan Motor Co. Ltd. (Transportation Equipment)	605,514
3,800	Nomura Research Institute Ltd. (Services)	269,374
500	Noritsu Koki Co. Ltd. (Precision Instruments)	12,858
557	NTT DoCoMo, Inc. (Communication)	1,050,721
700	OBIC Co. Ltd. (Services)	114,816
5,900	ORIX Corp. (Other Financing Business)	325,407
10,000	OSAKA GAS Co. Ltd. (Electric Power & Gas)	25,462
6,000	Park24 Co. Ltd. (Services)	105,063
5,520	Plenus Co. Ltd. (Retail Trade)	132,146
49,000	Ricoh Co. Ltd. (Electric Appliances)	740,295
3,800	Rohm Co. Ltd. (Electric Appliances)	435,562
36,000	Sanyo Electric Co. Ltd. (Electric Appliances)	98,668
3,800	Sanyo Electric Credit Co. Ltd. (Other Financing Business)	41,628
5,600	Sato Corp. (Machinery)	101,375
300	Secom Co. Ltd. (Services)	8,527
24,300	Shin-Etsu Chemical Co. Ltd. (Chemicals)	795,508
15,900	Skylark Co. Ltd. (Retail Trade)	196,236
3,700	SMC Corp. (Machinery)	283,255
17,400	SOHGO SECURITY SERVICES Co. Ltd. (Services)	231,087
6,500	Sony Corp. (Electric Appliances)	246,881
7,000	Stanley Electric Co. Ltd. (Electric Appliances)	86,453
10,200	Sumisho Lease Co. Ltd. (Other Financing Business)	136,587
35,000	SUMITOMO CHEMICAL Co. Ltd. (Chemicals)	118,428
63	Sumitomo Mitsui Financial Group, Inc. (Banks)	147,088
7,100	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	118,198
4,200	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	111,559
25,400	Takeda Chemical Industries Ltd. (Pharmaceutical)	936,802
49,000	The Nomura Securities Co. Ltd. (Securities)	576,154
61,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	213,112
26,300	Tokyo Broadcasting System, Inc. (Services)	327,040
5,300	Tokyo Electric Power (Electric Power & Gas)	101,996
181,000	Tokyo Gas Co. Ltd. (Electric Power & Gas)	548,137

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments (continued)
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

19,500	Toppan Forms Co. Ltd. (Other Products)	$166,768
31,000	Toyota Motor Corp. (Transportation Equipment)	727,699
56	UFJ Holdings, Inc.* (Banks)	65,846
6,000	USS Co. Ltd. (Services)	289,303
2,200	YAMAHA Corp (Other Products)	24,770
8,700	Yamanouchi Pharmaceutical Co. Ltd. (Pharmaceutical)	236,975
30,000	Yamato Transport Co. Ltd. (Land Transportation)	380,662
170	Yoshinoya D&C Co. Ltd. (Retail Trade)	237,279

TOTAL COMMON STOCKS
(Cost $25,455,111)		$22,235,983

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $25,455,111)		$22,235,983

Securities Lending Collateral – 6.1%

1,339,377	Boston Global Investment Trust – Enhanced Portfolio	$1,339,377

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,339,377)		$1,339,377

TOTAL INVESTMENTS
(Cost $26,794,488)		$23,575,360

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Banks	1.9%
Chemicals	12.5
Communication	5.7
Electric Appliances	16.1
Electric Power & Gas	3.0
Fishery, Agriculture & Forestry	0.1
Foods	1.8
Glass & Ceramics Products	1.9
Insurance	1.6
Land Transportation	3.5
Machinery	3.0
Marine Transportation	1.9
Nonferrous Metals	2.2
Other Financing Business	2.3
Other Products	4.2
Pharmaceutical	5.3
Precision Instruments	1.5
Real Estate	0.9
Retail Trade	6.3
Securities	2.6
Services	11.3
Transportation Equipment	8.4
Wholesale Trade	2.3

TOTAL COMMON STOCK	100.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Performance Summary
February 28, 2003 (Unaudited)

The following graph shows the value, as of February 28, 2003, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index unhedged (“MSCI EAFE Small Cap Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Growth Opportunities Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to February 28, 2003.

Average Annual Total Return through February 28, 2003	Since Inception	One Year	Six Months(a)

Class A (commenced May 1, 1998)
Excluding sales charges	-5.30%	-22.22%	-13.82%
Including sales charges	-6.40%	-26.47%	-18.53%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	-5.71%	-22.61%	-14.08%
Including contingent deferred sales charges	-6.10%	-26.48%	-18.38%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	-5.74%	-22.63%	-14.10%
Including contingent deferred sales charges	-5.74%	-23.41%	-14.96%

Institutional Class (commenced May 1, 1998)	-4.70%	-21.77%	-13.66%

Service Class (commenced May 1, 1998)	-5.19%	-22.12%	-13.86%

(a) Not annualized.

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – 94.6%

Australia – 2.7%
44,522	Cochlear Ltd. (Health Care Equipment & Services)	$897,399
106,523	Westfield Holdings Ltd. (Real Estate)	812,612

		1,710,011

Belgium – 0.7%
28,572	Omega Pharma SA (Health Care Equipment & Services)	440,428

Denmark – 1.9%
7,876	Carlsberg A/ S Class B (Food Beverage & Tobacco)	255,493
23,979	Group 4 Falck A/ S (Commercial Services & Supplies)	377,622
19,683	ISS A/ S* (Commercial Services & Supplies)	595,654

		1,228,769

Finland – 2.2%
63,459	M-real Oyj (Materials)	482,260
18,176	Metso Corp. (Capital Goods)	188,091
16,419	Sampo Oyj Series A (Insurance)	102,653
12,837	TietoEnator Oyj (Software & Services)	177,122
58,056	Vacon Oyj (Capital Goods)	425,554

		1,375,680

France – 2.6%
4,789	Elior (Hotels Restaurants & Leisure)	20,908
17,415	Neopost SA* (Technology Hardware & Equipment)	474,944
27,805	SR Teleperformance (Media)	409,123
11,669	Unibail Holding (Real Estate)	733,332

		1,638,307

Germany – 3.1%
12,065	Allbecon AG (Commercial Services & Supplies)	10,014
33,497	Fraport AG (Transportation)	642,724
6,404	Medion AG (Retailing)	201,435
50,514	Techem AG* (Commercial Services & Supplies)	394,774
34,557	Wedeco AG* (Utilities)	413,483
12,566	Zapf Creaton AG (Consumer Durables & Apparel)	349,745

		2,012,175

Hong Kong – 3.4%
744,000	Esprit Holdings Ltd. (Retailing)	1,450,032
978,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	746,134

		2,196,166

Hungary – 0.2%
6,024	OTP Bank RT GDR (Banks)	116,444

Ireland – 7.3%
210,511	Anglo Irish Bank Corp. PLC (Banks)	1,418,252
162,649	DCC PLC (Capital Goods)	1,673,012
206,471	Grafton Group PLC (Capital Goods)	681,050
212,914	IFG Group PLC (Diversified Financials)	90,473
482,620	Kingspan Group PLC (Capital Goods)	832,384

		4,695,171

Italy – 3.4%
91,835	Brembo SpA (Automobiles & Components)	483,088
89,000	GranitiFiandre SpA (Capital Goods)	647,578
54,500	I.M.A. Industria Macchine Automatiche SpA (Capital Goods)	622,732
70,041	Saipem SpA (Energy)	436,394

		2,189,792

Japan – 25.6%
19,000	Air Water, Inc. (Materials)	80,201
13,900	ARRK Corp. (Commercial Services & Supplies)	433,879
40,100	As One Corp. (Health Care Equipment & Services)	464,721
13,200	ASKUL Corp. (Retailing)	372,948
1,400	Bellsystem24, Inc. (Commercial Services & Supplies)	221,342
8,100	Cawachi Ltd. (Food & Drug Retailing)	539,246
6,100	Citizen Electronic (Technology Hardware & Equipment)	438,092
35	CYBIRD Co. Ltd.* (Software & Services)	86,453
12,300	Daiichikosho Co. Ltd. (Media)	310,062
14,190	Daiseki Co. Ltd. (Commercial Services & Supplies)	200,459
43,500	Dodwell B.M.S. Ltd. (Technology Hardware & Equipment)	185,827
12,800	Eneserve Corp. (Capital Goods)	434,192
13,100	Enplas Corp. (Technology Hardware & Equipment)	304,741
13,500	F.C.C. Co. Ltd. (Automobiles & Components)	340,312
29,300	FP Corp. (Materials)	342,038
26,700	Fuji Electronics Co. Ltd. (Technology Hardware & Equipment)	194,691
12,200	Fuji Seal (Materials)	500,529
22,300	Fujimi, Inc. (Materials)	481,030
13,300	Fukuda Denshi Co. Ltd. (Health Care Equipment & Services)	180,011
4,500	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	515,798
32,700	Hakuto Co. (Technology Hardware & Equipment)	355,173

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
3,200	Hokuto Corp. (Food Beverage & Tobacco)	$57,522
69,000	Kato Sangyo Co. Ltd. (Retailing)	441,848
19,700	Kintetsu World Express, Inc. (Transportation)	200,808
22,100	Komeri Co. Ltd. (Retailing)	431,849
9,300	KOSE Corp. (Household & Personal Products)	268,265
22,400	Kuroda Electric Co. Ltd. (Capital Goods)	468,976
136	Kyoto Kimono Yuzen Co. Ltd. (Retailing)	241,594
12,200	Meitec Corp. (Software & Services)	287,933
8,000	MISUMI Corp. (Capital Goods)	227,382
54,000	Nippon Ceramic Co. Ltd. (Technology Hardware & Equipment)	330,263
22,100	Nippon Kanzai Co. Ltd. (Commercial Services & Supplies)	328,280
10,700	Nishio Rent All Co. Ltd. (Commercial Services & Supplies)	65,169
16,900	Noritsu Koki Co. Ltd. (Consumer Durables & Apparel)	434,598
14,300	OZEKI Co. Ltd. (Food & Drug Retailing)	313,302
20,000	Park24 Co. Ltd. (Commercial Services & Supplies)	350,209
19,920	Plenus Co. Ltd. (Hotels Restaurants & Leisure)	476,874
18,000	Relocation Services Corp. (Real Estate)	251,237
11,300	Rock Field Co. Ltd. (Food Beverage & Tobacco)	138,125
9,900	Ryohin Keikaku Co. Ltd. (Retailing)	182,147
25,000	Sato Corp. (Commercial Services & Supplies)	452,565
9,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	181,576
79,000	Shizuokagas Co. Ltd. (Utilities)	187,117
39,000	Sodexho Japan Co. Ltd. (Hotels Restaurants & Leisure)	123,715
65,900	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	298,798
8,300	Sumitomo Real Estate Sales Co. Ltd. (Commercial Services & Supplies)	138,175
30,900	Suruga Co. Ltd. (Consumer Durables & Apparel)	514,935
14,200	Taiyo Ink Manufacturing Co. Ltd. (Materials)	377,177
65	The Goodwill Group, Inc. (Commercial Services & Supplies)	224,337
14,800	Toys “R” Us-Japan Ltd. (Retailing)	162,754
35,100	Trusco Nakayama (Capital Goods)	387,773
7,880	USS Co. Ltd. (Retailing)	379,952
56	Works Applications Co. Ltd.* (Software & Services)	257,700
111	Yoshinoya D&C Co. Ltd. (Hotels Restaurants & Leisure)	154,930

		16,319,630

Korea – 2.6%
72,890	Korea Electric Terminal Co. Ltd. (Consumer Durables & Apparel)	1,074,740
12,000	Sindo Ricoh Co. Ltd.* (Technology Hardware & Equipment)	587,107

		1,661,847

Netherlands – 4.8%
62,840	ASM International NV* (Technology Hardware & Equipment)	676,029
17,697	IHC Caland NV (Energy)	786,905
37,453	Van der Moolen Holding NV (Diversified Financials)	494,562
60,758	Vedior NV (Commercial Services & Supplies)	261,976
52,040	Volker Wessels Stevin NV (Capital Goods)	841,448

		3,060,920

Norway – 3.1%
15,163	Gjensidige NOR ASA (Banks)	380,964
68,902	Schibsted ASA (Media)	668,410
37,990	Tandberg ASA* (Technology Hardware & Equipment)	180,291
77,150	TGS Nopec Geophysical Co. ASA* (Energy)	635,352
35,834	Tomra Systems ASA (Capital Goods)	144,550

		2,009,567

Singapore – 1.3%
1,142,000	MobileOne Ltd.* (Telecommunication Services)	808,554

Spain – 5.2%
18,216	ACS, Actividades de Construccion y Servicios SA (Capital Goods)	628,743
42,230	Amadeus Global Travel Distribution SA* (Commercial Services & Supplies)	194,378
82,335	Corporacion Mapfre SA (Insurance)	670,973
44,559	Grupo Auxiliar Metalurgico SA* (Utilities)	783,888
23,716	Grupo Dragados SA (Capital Goods)	449,682
71,246	NH Hoteles SA* (Hotels Restaurants & Leisure)	606,717

		3,334,381

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
February 28, 2003 (Unaudited)

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Sweden – 3.6%
271,791	Eniro AB (Media)	$1,726,327
23,157	Modern Times Group MTG AB Class B* (Media)	164,790
169,905	Observer AB (Commercial Services & Supplies)	407,691

		2,298,808

Switzerland – 4.9%
1,028	Belimo Holding AG (Capital Goods)	257,787
16,117	Converium Holding AG* (Insurance)	694,796
5,516	Komax Group (Capital Goods)	162,732
1,400	Lindt & Spruengli AG (Food Beverage & Tobacco)	709,370
11,073	Logitech International SA* (Technology Hardware & Equipment)	371,182
15,353	Nobel Biocare Holding AG (Health Care Equipment & Services)	905,882

		3,101,749

United Kingdom – 16.0%
352,905	Amey PLC (Commercial Services & Supplies)	128,909
47,487	AWG PLC (Utilities)	393,106
183,832	Cattles PLC (Diversified Financials)	758,844
16,323	Derwent Valley Holdings PLC (Real Estate)	127,161
145,818	First Technology PLC (Automobiles & Components)	454,387
54,200	Geest PLC (Food Beverage & Tobacco)	298,550
300,292	Halma PLC (Technology Hardware & Equipment)	502,373
14,576	Hammerson PLC (Real Estate)	111,258
182,864	HIT Entertainment PLC (Media)	532,414
71,221	Intertek Testing Services PLC* (Commercial Services & Supplies)	385,021
52,700	MAN Group PLC (Diversified Financials)	709,130
148,526	PizzaExpress PLC (Hotels Restaurants & Leisure)	901,270
23,514	Provident Financial PLC (Diversified Financials)	212,601
174,848	Redrow PLC (Consumer Durables & Apparel)	726,464
266,129	Serco Group (Commercial Services & Supplies)	540,295
47,092	Taylor & Francis Group PLC (Media)	296,453
239,137	Taylor Nelson Sofres PLC (Media)	413,801
119,363	The Berkeley Group PLC (Consumer Durables & Apparel)	1,179,626
87,185	Ultra Electronics Holdings PLC (Capital Goods)	603,731
115,130	Waste Recycling Group PLC (Commercial Services & Supplies)	424,330
171,635	William Hill PLC (Hotels Restaurants & Leisure)	546,316

		10,246,040

TOTAL COMMON STOCKS
(Cost $74,887,112)		$60,444,439

Preferred Stocks – 1.1%

Germany – 1.1%
24,938	Rhoen-Klinikum AG Non-Voting (Health Care Equipment & Services)	$672,048

TOTAL PREFERRED STOCKS
(Cost $779,484)		$672,048

Units	Description	Expiration Date	Value
Warrants – 0.0%

France – 0.0%
3,600	IPSOS* (Media)	06/21/2003	$39

TOTAL WARRANTS
(Cost $0)			$39

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 5.2%

State Street Bank & Trust Euro – Time Deposit
$3,319,000	1.25%	03/03/2003	$3,319,000

TOTAL SHORT-TERM OBLIGATION
(Cost $3,319,000)			$3,319,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $78,985,596)			$64,435,526

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Securities Lending Collateral – 15.5%

9,911,667	Boston Global Investment Trust – Enhanced Portfolio	$9,911,667

TOTAL SECURITIES LENDING COLLATERAL
(Cost $9,911,667)		$9,911,667

TOTAL INVESTMENTS
(Cost $88,897,263)		$74,347,193

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
GDR	—	Global Depositary Receipt

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Automobiles & Components	2.0%
Banks	3.0
Capital Goods	15.2
Commercial Services & Supplies	9.6
Consumer Durables & Apparel	8.7
Diversified Financials	3.5
Energy	2.9
Food & Drug Retailing	1.3
Food Beverage & Tobacco	2.3
Health Care Equipment & Services	5.6
Hotels Restaurants & Leisure	4.4
Household & Personal Products	0.4
Insurance	2.3
Materials	3.5
Media	7.1
Pharmaceuticals & Biotechnology	0.3
Real Estate	3.2
Retailing	6.0
Software & Services	1.3
Technology Hardware & Equipment	7.7
Telecommunication Services	1.3
Transportation	1.3
Utilities	2.8

TOTAL COMMON AND PREFERRED STOCK	95.7%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
February 28, 2003 (Unaudited)

The following graph shows the value, as of February 28, 2003, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”) with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Emerging Markets Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1997 to February 28, 2003.

Average Annual Total Return through
February 28, 2003	Since Inception	Five Years	One Year	Six Months(a)

Class A (commenced December 15, 1997)
Excluding sales charges	-5.94%	-7.03%	-17.51%	-6.30%
Including sales charges	-6.95%	-8.08%	-22.03%	-11.51%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	-6.35%	-7.46%	-17.84%	-6.57%
Including contingent deferred sales charges	-6.54%	-7.84%	-21.95%	-11.24%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	-6.37%	-7.48%	-18.05%	-6.70%
Including contingent deferred sales charges	-6.37%	-7.48%	-18.86%	-7.64%

Institutional Class (commenced December 15, 1997)	-5.29%	-6.39%	-17.03%	-6.11%

Service Class (commenced December 15, 1997)	-6.12%	-7.18%	-17.46%	-6.36%

(a) Not annualized.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – 91.2%

Brazil – 2.8%
33,300	Companhia Siderurgica Nacional SA ADR* (Materials)	$571,095
37,781	Companhia Vale do Rio Doce ADR (Materials)	1,095,649
52,100	Petroleo Brasileiro SA ADR (Energy)	696,577

		2,363,321

China – 4.8%
625,000	China Mobile Ltd.* (Telecommunication Services)	1,346,326
980,000	China Oilfield Services Ltd.* (Energy)	243,775
1,819,900	Huaneng Power International, Inc. Class H (Utilities)	1,621,786
2,126,000	Yanzhou Coal Mining Co. Ltd. Class H (Materials)	913,207

		4,125,094

Hungary – 1.5%
65,315	OTP Bank Rt. GDR (Banks)	1,262,539

India – 4.5%
70,966	Hero Honda Motors Ltd. (Automobiles & Components)	332,695
350,697	Hindustan Lever Ltd. (Household & Personal Products)	1,245,965
11,770	Infosys Technologies Ltd. (Software & Services)	1,059,114
92,819	Ranbaxy Laboratories Ltd. (Pharmaceuticals & Biotechnology)	1,196,841

		3,834,615

Indonesia – 0.5%
1,035,500	PT Telekomunikasi Indonesia (Telecommunication Services)	416,718

Israel – 2.0%
29,000	Check Point Software Technologies Ltd.* (Software & Services)	431,230
34,740	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals & Biotechnology)	1,312,477

		1,743,707

Malaysia – 1.9%
373,000	Gamuda Berhad (Capital Goods)	534,961
428,000	Resorts World Berhad (Hotels Restaurants & Leisure)	1,064,368

		1,599,329

Mexico – 12.0%
95,700	America Movil SA de CV ADR Series L (Telecommunication Services)	1,320,660
78,412	Cemex SA de CV ADR (Materials)	1,407,495
2,681,430	Grupo Financiero BBVA Bancomer SA de CV Class B* (Banks)	2,023,629
31,094	Grupo Televisa SA ADR* (Media)	751,853
103,999	Telefonos de Mexico SA ADR (Telecommunication Services)	3,023,251
378,900	Wal-Mart de Mexico SA de CV Series V (Retailing)	846,162
384,511	Wal-Mart de Mexico SA de CV Series C (Retailing)	792,774

		10,165,824

Panama – 1.0%
41,000	Panamerican Beverages, Inc. (Food Beverage & Tobacco)	844,600

Peru – 0.6%
19,800	Compania de Minas Buenaventura SAu ADR (Materials)	498,960

Russia – 10.1%
29,000	LUKOIL ADR (Energy)	1,737,100
12,800	Mobile Telesystems ADR* (Telecommunication Services)	547,328
12,178	Sberbank RF (Banks)	2,578,083
50,902	Surgutneftegaz ADR (Energy)	816,977
17,600	YUKOS ADR (Energy)	2,890,800

		8,570,288

South Africa – 16.7%
322,599	Anglo American (Materials)	4,665,902
13,617	Anglo American PLC (Materials)	196,731
34,973	AngloGold Ltd. (Materials)	1,117,928
1,588,500	FirstRand Ltd. (Banks)	1,383,813
29,200	Gold Fields Ltd. (Materials)	364,423
34,372	Impala Platinum Holdings Ltd. (Materials)	2,081,993
179,843	Liberty Group Ltd. (Insurance)	1,200,020
131,745	Nedcor Ltd. (Banks)	1,562,812
30,700	Sappi Ltd. (Materials)	424,492
100,207	Sasol (Materials)	1,175,694

		14,173,808

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Korea – 22.1%
11,140	CJ39 Shopping Corp. (Retailing)	$491,834
274,323	Hana Bank (Banks)	3,677,098
97,155	Hyundai Motor Co. Ltd. (Automobiles & Components)	2,042,969
42,710	Kookmin Bank ADR (Banks)	1,303,509
9,191	Kookmin Bank (Banks)	281,047
72,270	Koram Bank (Banks)	485,574
7,448	LG Home Shopping, Inc. (Retailing)	491,687
17,480	Pohang Iron & Steel Co. Ltd. (Materials)	1,618,180
28,956	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	6,780,214
12,870	Sindo Ricoh Co. Ltd.* (Technology Hardware & Equipment)	629,672
6,790	SK Telecom Co. Ltd. ADR (Telecommunication Services)	938,592

		18,740,376

Taiwan – 8.2%
1,074,970	Chinatrust Financial Holding Co. Ltd.* (Banks)	863,069
394,822	Formosa Plastic Corp. (Materials)	496,510
113,810	Hon Hai Precision (Technology Hardware & Equipment)	366,812
471,137	Quanta Computer, Inc. (Technology Hardware & Equipment)	813,474
207,000	Realtek Semiconductor Corp. (Technology Hardware & Equipment)	458,676
2,799,323	SinoPac Holdings Co.* (Banks)	1,071,396
950	Sunplus Technology Co. Ltd. GDR (Information Services)	2,565
2,417,252	Taiwan Semiconductor* (Technology Hardware & Equipment)	2,921,571

		6,994,073

Thailand – 1.6%
605,330	Advanced Info Service Public Co. Ltd. – Alien Market (Telecommunication Services)	551,714
4,274,300	Land and Houses Public Co. Ltd. (Consumer Durables & Apparel)	774,149

		1,325,863

Turkey – 0.9%
15,282,748	Anadolu Efes Biracilik ve Malt Sanayii AS (Food Beverage & Tobacco)	253,596
155,949,000	Turkiye Is Bankasi Class C* (Banks)	517,551

		771,147

TOTAL COMMON STOCKS
(Cost $78,882,052)		$77,430,262

Preferred Stocks – 6.6%

Brazil – 3.2%
36,000	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR* (Food & Drug Retailing)	$449,640
101,300	Companhia de Bebidas das Americas ADR (Food Beverage & Tobacco)	1,408,070
86,726	Empresa Brasileira de Aeronautica SA ADR (Capital Goods)	894,145
1	Tele Norte Leste Participacoes SA ADR (Telecommunication Services)	7

		2,751,862

Russia – 2.1%
74,600	Surgutneftegaz ADR (Energy)	1,744,148

South Korea – 1.3%
37,350	Hyundai Motor Co. Ltd. (Automobiles & Components)	394,261
6,160	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	691,526

		1,085,787

TOTAL PREFERRED STOCKS
(Cost $6,253,805)		$5,581,797

Units	Description	Expiration	Value
Rights – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public – Alien Market* (Telecommunication Services)	4/2008	$—

TOTAL RIGHTS
(Cost $0)			$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Principal	Interest	Maturity
Amount	Rates	Date	Value
Short-Term Obligation – 1.3%

State Street Bank & Trust Euro-Time Deposit
1,092,000	1.25%	03/03/2003	$1,092,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,092,000)			$1,092,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $86,227,857)			$84,104,059

Shares	Description	Value
Securities Lending Collateral – 0.3%

220,000	Boston Global Investment Trust – Enhanced Portfolio	$220,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $220,000)		$220,000

TOTAL INVESTMENTS
(Cost $86,447,857)		$84,324,059

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

As a % of
Total
Net Assets

Common and Preferred Stock Industry Classifications†

Automobiles & Components	3.3%
Banks	20.0
Capital Goods	1.6
Consumer Durables & Apparel	0.9
Energy	9.6
Food & Drug Retailing	0.5
Food Beverage & Tobacco	3.0
Hotels Restaurants & Leisure	1.2
Household & Personal Products	1.5
Insurance	1.4
Materials	19.6
Media	0.9
Pharmaceuticals & Biotechnology	3.0
Retailing	3.1
Software & Services	1.8
Technology Hardware & Equipment	14.9
Telecommunication Services	9.6
Utilities	1.9

TOTAL COMMON AND PREFERRED STOCK	97.8%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
February 28, 2003 (Unaudited)

The following graph shows the value, as of February 28, 2003, of a $10,000 investment made on July 8, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International All Country Asia Free ex Japan Index (unhedged) (“MSCI AC Asia Free Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads.

Asia Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to February 28, 2003.

Average Annual Total Return through
February 28, 2003	Since Inception	Five Years	One Year	Six Months(a)

Class A (commenced July 8, 1994)
Excluding sales charges	-6.94%	-5.61%	-19.43%	-14.78%
Including sales charges	-7.54%	-6.66%	-23.84%	-19.43%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-12.11%	-6.08%	-19.98%	-15.12%
Including contingent deferred sales charges	-12.11%	-6.46%	-23.98%	-19.36%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-13.30%	-6.10%	-19.93%	-15.05%
Including contingent deferred sales charges	-13.30%	-6.10%	-20.73%	-15.90%

Institutional Class (commenced February 2, 1996)	-10.17%	-4.94%	-18.90%	-14.48%

(a)	Not annualized.

GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments
February 28, 2003 (Unaudited)

Shares	Description	Value
Common Stocks – 100.2%

China – 8.8%
342,500	China Mobile Ltd.* (Communication)	$737,787
342,000	China Oilfield Services Ltd.* (Oil & Gas Extraction)	85,073
407,500	CNOOC Ltd. (Oil & Gas Extraction)	572,141
732,000	Huaneng Power International, Inc. Class H (Electric, Gas and Sanitary Service)	652,314
1,542,000	Yanzhou Coal Mining Co. Ltd. Class H (Coal Mining)	662,354

		2,709,669

Hong Kong – 19.4%
95,000	Cathay Pacific Airways Ltd. (Transportation by Air)	132,773
92,000	Cheung Kong (Holdings) Ltd. (Real Estate)	578,023
157,400	CLP Holdings Ltd. (Electric, Gas and Sanitary Service)	645,826
87,600	Dah Sing Financial Group (Depository Institutions)	424,578
332,000	Esprit Holdings Ltd. (Apparel & Other Textile)	647,057
89,300	Hang Seng Bank Ltd. (Holding & Other Investments)	976,128
307,140	Hong Kong and China Gas Co. Ltd. (Electric, Gas and Sanitary Service)	378,067
140,500	Hong Kong Electric Holdings Ltd. (Electric, Gas and Sanitary Service)	535,950
115,500	Hutchison Whampoa Ltd. (Holding & Other Investments)	693,089
554,000	International Bank of Asia (Depository Institutions)	207,777
50,000	Sun Hung Kai Properties Ltd. (Real Estate)	281,446
340,000	Texwinca Holdings Ltd. (Textile Mill Products)	259,392
107,100	The Wharf (Holdings) Ltd. (Miscellaneous)	219,721

		5,979,827

India – 7.8%
3,855	Hindustan Lever Ltd. (Chemicals & Allied Products)	13,696
43,618	Hindustan Petroleum Corp. Ltd. (Oil & Gas Extraction)	287,305
190,781	ICICI Bank Ltd.* (Depository Institutions)	598,670
8,915	Infosys Technologies Ltd. (Communication)	802,210
53,167	Ranbaxy Laboratories Ltd. (Chemicals & Allied Products)	685,554

		2,387,435

Indonesia – 1.0%
797,000	PT Telekomunikasi Indonesia (Communication)	320,738

Malaysia – 4.8%
37,000	British American Tobacco Malaysia Berhad (Tobacco Products)	355,395
478,000	Magnum Corp. Berhad (Amusement & Recreation)	298,121
274,500	Malakoff Berhad (Holding & Other Investments)	291,837
211,000	Resorts World Berhad (Hotels & Other Lodging)	524,723

		1,470,076

Singapore – 12.0%
114,000	City Developments (Real Estate)	244,110
84,050	DBS Group Holdings Ltd. (Depository Institutions)	464,458
193,000	Keppel Corp. Ltd. (Miscellaneous)	459,934
498,000	MobileOne Ltd.* (Communication)	352,592
80,000	Oversea-Chinese Banking Corp. Ltd. (Depository Institutions)	405,238
47,000	Singapore Airlines Ltd. (Transportation by Air)	255,663
44,400	Singapore Press Holdings Ltd. (Printing & Publishing)	465,149
176,412	United Overseas Bank Ltd. (Depository Institutions)	1,056,085

		3,703,229

South Korea – 28.5%
15,127	CJ39 Shopping Corp. (Miscellaneous Retail)	667,862
990	Daishin Securities Co. (Depository Institutions)	13,104
52,596	Hana Bank (Depository Institutions)	705,011
19,660	Hyundai Mobis (Auto Repair, Services and Parking)	364,821
44,390	Hyundai Motor Co. Ltd. (Auto Repair, Services and Parking)	933,430
16,705	Kookmin Bank (Depository Institutions)	510,814
22,940	Koram Bank (Depository Institutions)	154,131
38,530	Korean Air Co. Ltd. (Transportation by Air)	435,768
5,920	LG Chem Ltd. (Chemicals & Allied Products)	183,504
2,500	Pacific Corp. (Personal Services)	190,592
6,730	Pohang Iron & Steel Co. Ltd. (Primary Metal Industries)	623,018
24,830	S1 Corp. (Depository Institutions)	406,674

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
February 28, 2003 (Unaudited)

 GOLDMAN SACHS ASIA GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
10,260	Samsung Electronics Co. Ltd. (Electronic and Other Electric Equipment)	$2,402,438
6,780	Sindo Ricoh Co. Ltd.* (Electronic and Other Electric Equipment)	331,715
3,130	SK Telecom Co. Ltd. ADR (Communication)	432,665
22,280	You Eal Electronics Co. Ltd. (Communication)	428,372

		8,783,919

Taiwan – 14.2%
236,900	China Steel Corp. (Primary Metal Industries)	147,253
409,940	Chinatrust Financial Holding Co. Ltd.* (Depository Institutions)	329,132
149,500	Compal Electronics, Inc. (Electronic and Other Electric Equipment)	144,122
214,110	Formosa Plastic Corp. (Chemicals & Allied Products)	269,255
377,772	Fubon Financial Holding Co. Ltd.* (Nondepository Institution)	296,782
118,331	Hon Hai Precision (Electronic and Other Electric Equipment)	381,383
17,430	Nan Ya Plastic Corp. (Chemicals & Allied Products)	17,255
209,000	Optimax Technology Corp.* (Electronic and Other Electric Equipment)	256,213
455,000	Phoenixtec Power Co. Ltd.* (Electronic and Other Electric Equipment)	291,986
174,862	Quanta Computer, Inc. (Electronic and Other Electric Equipment)	301,920
166,000	Realtek Semiconductor Corp.* (Electronic and Other Electric Equipment)	367,827
753,929	SinoPac Holdings Co.* (Depository Institutions)	288,554
774,958	Taiwan Semiconductor* (Electronic and Other Electric Equipment)	936,640
610,967	United Microelectronics Corp. ADR* (Electronic and Other Electric Equipment)	346,361

		4,374,683

Thailand – 3.7%
249,300	Asian Property Development Public Co. Ltd.* (Real Estate)	238,871
184,000	Bangkok Bank Public - Alien Market* (Depository Institutions)	273,054
685,600	Land and Houses Public Co. Ltd. (Real Estate)	124,174
16,200	Siam Cement Public Co. Ltd. -Alien Market (Heavy Construction)	486,871

		1,122,970

TOTAL COMMON STOCKS
(Cost $31,586,186)		$30,852,546

Preferred Stocks – 1.9%

South Korea – 1.9%
25,240	Daishin Securities Co. (Nondepository Institution)	$156,475
18,950	Hyundai Motor Co. Ltd. (Auto Repair, Services and Parking)	197,652
2,050	Samsung Electronics Co. Ltd. (Electronic and Other Electric Equipment)	230,134

		584,261

TOTAL PREFERRED STOCKS
(Cost $639,514)		$584,261

Units	Description	Expiration	Value
Rights – 0.0%

Thailand – 0.0%
198,411	TelecomAsia Corp. Public – Alien Market* (Communication)	4/2008	$—

TOTAL RIGHTS
(Cost $0)			$—

TOTAL INVESTMENTS
(Cost $32,225,700)			$31,436,807

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Amusement & Recreation	1.0%
Apparel & Other Textile	2.1
Auto Repair, Services and Parking	4.8
Chemicals & Allied Products	3.8
Coal Mining	2.1
Communication	10.0
Depository Institutions	18.9
Electric, Gas and Sanitary Service	7.2
Electronic and Other Electric Equipment	19.5
Heavy Construction	1.6
Holding & Other Investments	6.4
Hotels & Other Lodging	1.7
Miscellaneous	2.2
Miscellaneous Retail	2.2
Nondepository Institution	1.5
Oil & Gas Extraction	3.1
Personal Services	0.6
Primary Metal Industries	2.5
Printing & Publishing	1.5
Real Estate	4.8
Textile Mill Products	0.8
Tobacco Products	1.1
Transportation by Air	2.7

TOTAL COMMON AND PREFERRED STOCK	102.1%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
February 28, 2003 (Unaudited)

European
Equity Fund

Assets:

Investment in securities, at value (identified cost $38,409,575, $695,296,402, $25,455,111, $78,985,596, $86,227,857 and $32,225,700, respectively)	$34,171,318
Securities lending collateral, at value	642,000
Cash, at value	—
Receivables:
Investment securities sold, at value	—
Dividends and interest, at value	112,431
Fund shares sold	765,580
Variation margin, at value(a)	308,554
Reimbursement from investment adviser	33,278
Forward foreign currency exchange contracts, at value	—
Securities lending income	124
Deferred organization expenses, net	—
Other assets	481

Total assets	36,033,766

Liabilities:

Due to custodian	2,072,166
Payables:
Investment securities purchased, at value	1,792
Fund shares repurchased	2,599,147
Amounts owed to affiliates	43,571
Forward foreign currency exchange contracts, at value	—
Payable upon return of securities loaned	642,000
Accrued expenses and other liabilities, at value	124,904

Total liabilities	5,483,580

Net Assets:

Paid-in capital	76,134,233
Accumulated undistributed net investment income (loss)	(137,492)
Accumulated net realized loss on investments, futures and foreign currency related transactions	(41,212,735)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(4,233,820)

NET ASSETS	$30,550,186

Net asset value, offering and redemption price per share:(b)
Class A	$6.64
Class B	$6.48
Class C	$6.48
Institutional	$6.72
Service	$6.65

Shares outstanding:
Class A	3,743,840
Class B	214,574
Class C	101,889
Institutional	543,045
Service	184

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	4,603,532

(a)	Includes approximately $1,995,000 and $75,000 for International Equity and Emerging Markets Equity Funds relating to initial margin requirements for futures transactions, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds is $7.03, $11.78, $6.84, $7.26, $7.08 and $7.81, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$613,720,293	$22,235,983	$64,435,526	$84,104,059	$31,436,807
58,372,224	1,339,377	9,911,667	220,000	—
38,735	—	53,149	997,495	—
1,400,897	407,451	632,701	46,317	132,987
1,308,631	9,865	162,433	120,237	23,517
12,575,409	80,657	1,788,306	103,346	1,418,913
6,925,062	—	1,170,855	89,073	—
—	35,212	35,689	—	41,597
8,666,530	—	—	—	—
21,295	1,761	8,371	332	—
—	642	—	—	—
7,830	338	7,594	439	468

703,036,906	24,111,286	78,206,291	85,681,298	33,054,289

—	267,678	—	—	413,042
1,029,571	86,870	2,952,402	156,965	13,779
18,354,397	130,784	1,276,387	274,748	1,700,198
758,764	27,859	76,224	116,216	38,392
7,672,527	—	—	1,323	—
58,372,224	1,339,377	9,911,667	220,000	—
284,787	98,479	119,766	71,241	87,012

86,472,270	1,951,047	14,336,446	840,493	2,252,423

1,334,702,320	55,896,199	242,730,802	135,754,947	124,511,312
429,775	(126,059)	(492,011)	(737,533)	(276,429)
(637,654,320)	(30,389,371)	(163,834,921)	(48,013,050)	(92,629,269)
(80,913,139)	(3,220,530)	(14,534,025)	(2,163,559)	(803,748)

$616,564,636	$22,160,239	$63,869,845	$84,840,805	$30,801,866

$11.13	$6.46	$6.86	$6.69	$7.38
$10.83	$6.32	$6.71	$6.54	$7.13
$10.68	$6.30	$6.70	$6.54	$7.11
$11.33	$6.65	$7.08	$6.92	$7.68
$11.09	$6.52	$6.90	$6.62	—

35,699,843	1,989,308	4,019,681	2,716,710	2,857,600
2,249,923	211,401	144,774	176,707	335,979
1,076,809	280,500	185,546	95,262	115,498
15,824,313	932,748	4,807,867	9,366,787	847,419
370,808	182	4,249	11,202	—

55,221,696	3,414,139	9,162,117	12,366,668	4,156,496

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

European
Equity Fund

Investment Income:

Dividends(a)	$176,500
Interest (including securities lending income of $2,958, $191,012, $12,723, $65,343, $5,309 and $0, respectively)	24,157

Total income	200,657

Expenses:

Management fees	188,012
Distribution and Service fees(b)	88,451
Custodian and accounting fees	129,723
Transfer Agent fees(b)	32,311
Registration fees	39,232
Printing fees	24,001
Professional fees	17,316
Trustee fees	5,037
Service Share fees	4
Amortization of deferred organization expenses	—
Other	26,965

Total expenses	551,052

Less — expense reductions	(213,330)

Net expenses	337,722

NET INVESTMENT LOSS	(137,065)

Realized and unrealized loss on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(4,251,960)
Futures transactions	(425,558)
Foreign currency related transactions	(67,567)
Net change in unrealized gain (loss) on:
Investments	(144,053)
Futures	8,891
Translation of assets and liabilities denominated in foreign currencies	(8,198)

Net realized and unrealized loss on investments, futures and foreign currency related transactions	(4,888,445)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,025,510)

(a)	For the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, foreign taxes withheld on dividends were $9,806, $499,606, $13,766, $43,225, $39,140 and $24,049, respectively.
(b)	Class-specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

European Equity Fund	$76,822	$7,955	$3,674	$29,192	$1,512	$698	$909	$—
International Equity Fund	1,038,463	138,855	61,865	394,616	26,383	11,754	56,585	903
Japanese Equity Fund	36,379	7,367	10,482	13,824	1,400	1,991	1,161	—
International Growth Opportunities Fund	95,970	5,161	6,433	36,469	981	1,222	7,273	5
Emerging Markets Equity Fund	50,876	6,241	3,568	19,333	1,186	678	13,426	15
Asia Growth Fund	63,303	13,548	4,969	24,055	2,574	944	847	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia Growth
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Fund

$3,660,440	$77,557	$355,754	$551,278	$145,576
344,621	13,423	79,233	7,932	2,509

4,005,061	90,980	434,987	559,210	148,085

3,714,845	119,648	462,593	537,106	166,282
1,239,183	54,228	107,564	60,685	81,820
548,057	77,287	177,241	123,973	144,504
490,241	18,376	45,950	34,638	28,420
84,346	29,896	23,373	24,021	29,964
24,001	24,001	24,001	24,001	24,001
19,300	17,564	18,060	17,564	18,060
5,037	5,037	5,037	5,037	5,037
11,283	4	62	185	—
—	1,801	6,745	880	—
77,804	27,033	21,770	28,463	28,910

6,214,097	374,875	892,396	856,553	526,998

(324,600)	(159,388)	(264,065)	(55,507)	(211,766)

5,889,497	215,487	628,331	801,046	315,232

(1,884,436)	(124,507)	(193,344)	(241,836)	(167,147)

(141,767,960)	(3,230,481)	(15,353,712)	(4,727,135)	(139,295)
(7,802,147)	(15,556)	(289,789)	(73,511)	—
6,329,694	25,142	15,386	(334,335)	(80,017)
40,163,020	(907,791)	3,830,960	259,467	(3,711,120)
(922,005)	—	—	(20,901)	—
3,268,165	(1,780)	1,853	100,738	11,197

(100,731,233)	(4,130,466)	(11,795,302)	(4,795,677)	(3,919,235)

$(102,615,669)	$(4,254,973)	$(11,988,646)	$(5,037,513)	$(4,086,382)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Six Months Ended February 28, 2003 (Unaudited)

European
Equity Fund
From operations:

Net investment loss	$(137,065)
Net realized loss from investment, futures and foreign currency related transactions	(4,745,085)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(143,360)

Net decrease in net assets resulting from operations	(5,025,510)

Distributions to shareholders:

From net investment income
Class A Shares	(3,632)
Class B Shares	—
Class C Shares	—
Institutional Shares	(55,347)
Service Shares	(11)

Total distributions to shareholders	(58,990)

From share transactions:

Proceeds from sales of shares	57,697,746
Reinvestment of dividends and distributions	56,445
Cost of shares repurchased	(66,742,030)

Net decrease in net assets resulting from share transactions	(8,987,839)

TOTAL DECREASE	(14,072,339)

Net assets:

Beginning of period	44,622,525

End of period	$30,550,186

Accumulated undistributed net investment income (loss)	$(137,492)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$(1,884,436)	$(124,507)	$(193,344)	$(241,836)	$(167,147)
(143,240,413)	(3,220,895)	(15,628,115)	(5,134,981)	(219,312)
42,509,180	(909,571)	3,832,813	339,304	(3,699,923)

(102,615,669)	(4,254,973)	(11,988,646)	(5,037,513)	(4,086,382)

(5,138,689)	—	—	—	—
(249,123)	—	—	—	—
(145,452)	—	—	—	—
(7,860,204)	—	—	—	—
(86,318)	—	—	—	—

(13,479,786)	—	—	—	—

966,071,981	25,671,092	178,306,994	33,432,076	74,859,155
9,628,401	—	—	—	—
(1,207,890,652)	(26,795,968)	(197,384,268)	(35,023,100)	(77,829,656)

(232,190,270)	(1,124,876)	(19,077,274)	(1,591,024)	(2,970,501)

(348,285,725)	(5,379,849)	(31,065,920)	(6,628,537)	(7,056,883)

964,850,361	27,540,088	94,935,765	91,469,342	37,858,749

$616,564,636	$22,160,239	$63,869,845	$84,840,805	$30,801,866

$429,775	$(126,059)	$(492,011)	$(737,533)	$(276,429)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2002

European
Equity Fund

From operations:

Net investment income (loss)	$139,205
Net realized loss from investment, futures, options and foreign currency related transactions	(19,819,135)
Net change in unrealized loss on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	9,157,802

Net decrease in net assets resulting from operations	$(10,522,128)

Distributions to shareholders:

In excess of net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
From net realized gains on investment, futures and foreign currency transactions
Class A Shares	(1,298,776)
Class B Shares	(85,304)
Class C Shares	(33,179)
Institutional Shares	(170,384)
Service Shares	(50)

Total distributions to shareholders	(1,587,693)

From share transactions:

Proceeds from sale of shares	77,738,552
Reinvestment of dividends and distributions	1,476,067
Cost of shares repurchased	(127,466,125)

Net increase (decrease) in net assets resulting from share transactions	(48,251,506)

TOTAL DECREASE	(60,361,327)

Net assets:

Beginning of year	104,983,852

End of year	$44,622,525

Accumulated undistributed (distributions in excess of) net investment income	$58,563

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia Growth
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Fund

$2,983,169	$(279,846)	$(784,843)	$(73,760)	$278,334
(363,004,817)	(9,900,634)	(60,112,543)	(7,747,577)	(2,135,778)
140,877,866	6,924,227	29,746,332	8,416,284	4,959,399

(219,143,782)	(3,256,253)	(31,151,054)	594,947	3,101,955

(3,356,174)	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(3,099,977)	—	—	—	—
(39,012)	—	—	—	—
—	(142,228)	—	—	—
—	(19,740)	—	—	—
—	(21,775)	—	—	—
—	(17,348)	—	—	—
—	(15)	—	—	—

(6,495,163)	(201,106)	—	—	—

1,090,902,401	43,267,012	180,883,814	46,378,767	78,802,177
4,749,047	179,994	—	—	—
(1,337,920,546)	(38,548,371)	(303,039,198)	(65,976,722)	(85,609,653)

(242,269,098)	4,898,635	(122,155,384)	(19,597,955)	(6,807,476)

(467,908,043)	1,441,276	(153,306,438)	(19,003,008)	(3,705,521)

1,432,758,404	26,098,812	248,242,203	110,472,350	41,564,270

$964,850,361	$27,540,088	$94,935,765	$91,469,342	$37,858,749

$15,793,997	$(1,552)	$(298,667)	$(495,697)	$(109,282)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
February 28, 2003 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Growth Fund have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. It is the Funds’ policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Funds, based upon the relative proportion of net assets of each class.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and loss arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

G. Derivative Financial Instruments — The Funds may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Funds as a means of investing in a particular market or increasing the return on the Funds’ investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Funds to a greater degree of market or counterparty risk and loss than other types of securities.

H. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total returns. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to the average daily net assets of each Fund in the table below.
     The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, based on the average daily net assets of the Funds in the table below:

	Management	Expense
Fund	Fee	Limitation

European Equity	1.00%	0.10%

International Equity	1.00	0.10

Japanese Equity	1.00	0.11

International Growth Opportunities	1.20	0.10

Emerging Markets Equity	1.20	0.35

Asia Growth	1.00	0.16

For the six months ended February 28, 2003, the adviser for International Growth Opportunities has voluntarily agreed to waive a portion of its management fee equal annually to 0.10% of the Fund’s average daily net assets.

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Additionally under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to receive a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class A, Class B or Class C Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2003, no Class B and Class C contingent deferred sales charges were retained by Goldman Sachs. During the six months ended February 28, 2003, Goldman Sachs advised the Funds that it retained approximately the following Class A sales load:

Sales Load
Fund	Class A

European Equity	$9,000

International Equity	167,000

Japanese Equity	8,000

International Growth Opportunities	2,000

Emerging Markets Equity	10,000

Asia Growth	3,000

     Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the six months ended February 28, 2003, the Funds’ investment adviser has voluntarily agreed to reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management		Custody	Total Expense
Fund	Fee Waiver	Reimbursement	Credit	Reductions

European Equity	$—	$213	$—	$213

International Equity	—	323	2	325

Japanese Equity	—	159	—	159

International Growth Opportunities	39	225	—	264

Emerging Markets Equity	—	55	1	56

Asia Growth	—	212	—	212

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

3. AGREEMENTS (continued)

As of February 28, 2003, the amounts owed to affiliates were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Reimbursement of
Fund	Fees	Service Fees	Agent Fees	“Other Expenses”	Total

European Equity	$26	$13	$5	$—	$44

International Equity	466	178	68	47	759

Japanese Equity	17	8	3	—	28

International Growth Opportunities	57	13	6	—	76

Emerging Markets Equity	80	9	5	22	116

Asia Growth	23	11	4	—	38

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the six months ended February 28, 2003, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$20,799,839	$26,512,522

International Equity	248,875,480	483,298,859

Japanese Equity	8,798,296	9,452,697

International Growth Opportunities	21,989,774	42,256,405

Emerging Markets Equity	31,008,013	33,867,192

Asia Growth	23,459,241	26,859,528

     For the six months ended February 28, 2003, Goldman Sachs earned approximately $7,000, $138,000, $2,000, $13,000, $18,000 and $9,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At February 28, 2003, the International Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 3/20/2003	$26,293,385	$27,085,891	$792,506	$—
expiring 4/11/2003	50,903,750	52,964,376	2,060,626	—
Canadian Dollar
expiring 4/11/2003	15,303,000	15,715,034	412,034	—
Danish Krone
expiring 3/26/2003	3,974,054	3,972,306	—	1,748
Euro
expiring 3/03/2003	44,607	44,476	—	131
expiring 3/26/2003	48,291,746	48,271,658	—	20,088
expiring 4/11/2003	37,376,988	37,844,872	467,884	—
expiring 4/11/2003	11,762,000	11,678,590	—	83,410
Great British Pound
expiring 3/27/2003	12,037,698	11,963,597	—	74,101
expiring 4/11/2003	39,801,010	38,831,624	—	969,386
Hong Kong Dollar
expiring 3/11/2003	9,880,475	9,883,110	2,635	—
Japanese Yen
expiring 3/28/2003	20,011,591	19,916,796	—	94,795
expiring 4/11/2003	35,842,054	36,232,417	390,363	—
expiring 4/11/2003	18,762,000	18,622,782	—	139,218
Mexican Peso
expiring 3/20/2003	3,434,699	3,408,238	—	26,461
Norwegian Krone
expiring 3/31/2003	4,471,709	4,323,821	—	147,888
expiring 4/11/2003	44,097,094	42,868,163	—	1,228,931
Singapore Dollar
expiring 4/25/2003	1,320,799	1,335,447	14,648	—
Swedish Krona
expiring 3/18/2003	3,896,283	3,954,034	57,751	—
expiring 3/18/2003	907,827	907,576	—	251
expiring 4/11/2003	40,287,460	41,112,515	825,055	—
expiring 4/11/2003	15,357,000	15,258,794	—	98,206
Swiss Franc
expiring 3/17/2003	12,937,691	13,067,181	129,490	—
expiring 3/17/2003	7,672,001	7,645,542	—	26,459
expiring 4/11/2003	21,305,777	21,485,329	179,552	—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$485,972,698	$488,394,169	$5,332,544	$2,911,073

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar
expiring 4/11/2003	$35,087,000	$36,322,934	$—	$1,235,934
Canadian Dollar
expiring 4/11/2003	15,646,952	16,344,318	—	697,366
Euro
expiring 3/26/2003	4,870,446	4,870,384	62	—
expiring 3/26/2003	23,644,268	23,723,540	—	79,272
expiring 4/11/2003	15,100,000	15,036,005	63,995	—
expiring 4/11/2003	45,293,511	45,972,902	—	679,391
Great British Pound
expiring 3/27/2003	20,412,019	20,314,284	97,735	—
expiring 4/11/2003	42,630,000	41,455,012	1,174,988	—
Hong Kong Dollar
expiring 3/11/2003	2,578,465	2,579,417	—	952
Japanese Yen
expiring 4/11/2003	42,666,000	43,107,903	—	441,903
Mexican Peso
expiring 3/20/2003	15,294,177	14,448,668	845,509	—
Norwegian Krone
expiring 4/11/2003	34,901,000	33,892,348	1,008,652	—
Singapore Dollar
expiring 4/25/2003	11,042,121	11,001,051	41,070	—
Swedish Krona
expiring 3/18/2003	1,649,638	1,646,227	3,411	—
expiring 3/18/2003	2,870,740	3,010,882	—	140,142
expiring 4/11/2003	11,620,000	11,589,005	30,995	—
expiring 4/11/2003	20,136,000	20,449,742	—	313,742
Swiss Franc
expiring 3/17/2003	5,677,660	5,647,658	30,002	—
expiring 3/17/2003	16,225,687	16,524,212	—	298,525
expiring 4/11/2003	3,985,000	3,947,433	37,567	—
expiring 4/11/2003	44,070,144	44,944,371	—	874,227

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$415,400,828	$416,828,296	$3,333,986	$4,761,454

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At February 28, 2003, the Emerging Markets Equity Fund had outstanding forward foreign exchange contracts, to purchase foreign currencies as follows:

Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Unrealized Loss

South African Rand
expiring 3/04/2003	$39,816	$39,157	$659
expiring 3/06/2003	39,877	39,213	664

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$79,693	$78,370	$1,323

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 28, 2003, the Funds had sufficient cash and securities to cover any commitments under these contracts.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At February 28, 2003, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain (Loss)

International Equity	FTSE 100 Index	137	March 2003	$7,821,863	$167,021
	DJ EUR ER STX 50 Index	271	March 2003	6,231,236	79,565
	DJ EUR ER STX 50 Index	394	March 2003	9,050,617	(593,653)

				$23,103,716	$(347,067)

Emerging Markets Equity	S&P 500 Index	1	March 2003	210,225	100
	DJ EUR ER STX 50 Index	6	March 2003	127,860	(2,781)
	HKFE Index	4	March 2003	1,804,800	(8,360)
	SGX TIMSCI Index	14	March 2003	261,380	(9,860)

				$2,404,265	$(20,901)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (SEC) and the terms and conditions contained therein, the Funds may lend their securities through their Securities Lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2003 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of February 28, 2003:

			Earnings of BGA	Earnings Received	Amount Payable to
		Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the	Goldman Sachs for	Upon Return of
	Securities on loan as	Outstanding as of	Six Months Ended	the Six Months Ended	Securities Loaned as of
Fund	of February 28, 2003	February 28, 2003	February 28, 2003	February 28, 2003	February 28, 2003

European Equity	$607,770	$642,000	$521	$742	$—

International Equity	56,088,977	58,372,224	33,703	21,116	14,263,149

Japanese Equity	1,270,257	1,339,377	2,244	1,462	449,700

International Growth Opportunities	9,423,877	9,911,667	11,529	9,728	3,344,056

Emerging Markets Equity	209,575	220,000	937	368	220,000

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended February 28, 2003, the Funds did not have any borrowings under this facility.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

7. ADDITIONAL TAX INFORMATION

As of the most recent fiscal year ended August 31, 2002, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

				International	Emerging
	European	International	Japanese	Growth	Markets
	Equity	Equity	Equity	Opportunities	Equity	Asia Growth

Timing differences (post
October losses)	(11,361,320)	(231,110,269)	(4,476,413)	(42,587,439)	(5,418,717)	(246,690)
Capital loss carryforward	(17,749,195)	(196,512,355)	(19,739,611)	(104,955,452)	(30,884,118)	(90,390,634)
Capital loss carryforward years of expiration	2010	2009–2010	2010	2009–2010	2009–2010	2009–2010

     At February 28, 2003, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

				International	Emerging
	European	International	Japanese	Growth	Markets
	Equity	Equity	Equity	Opportunities	Equity	Asia Growth

Tax Cost	$45,767,128	$762,087,685	$28,409,115	$79,948,178	$93,298,794	$34,107,615

Gross unrealized gain	398,950	12,448,693	1,308,634	19,437,519	7,615,689	1,611,243
Gross unrealized loss	(11,994,760)	(160,816,085)	(7,481,766)	(34,950,171)	(16,810,424)	(4,282,051)

Net unrealized security gain (loss)	(11,595,810)	(148,367,392)	(6,173,132)	(15,512,652)	(9,194,735)	(2,670,808)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

8. OTHER MATTERS

As of February 28, 2003, Goldman Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 4% of the outstanding shares of the International Equity Fund.

In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the International Growth Opportunities and Emerging Markets Equity Funds with amounts greater than 5% (as a percentage of outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Aggressive Growth
Fund	Strategy Portfolio	Portfolio	Strategy Portfolio

International Growth Opportunities	5%	7%	5%

Emerging Markets Equity	9	—	7

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2003 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,172,024	$43,964,840	68,384,444	$802,346,016
Reinvestment of dividends and distributions	458	3,395	328,446	3,931,497
Shares repurchased	(7,273,964)	(51,897,451)	(71,853,814)	(849,796,660)

	(1,101,482)	(7,929,216)	(3,140,924)	(43,519,147)

Class B Shares
Shares sold	15,785	113,963	57,769	674,233
Reinvestment of dividends and distributions	—	—	19,107	222,793
Shares repurchased	(33,564)	(233,162)	(389,897)	(4,446,512)

	(17,779)	(119,199)	(313,021)	(3,549,486)

Class C Shares
Shares sold	1,961,827	13,425,404	985,021	10,995,778
Reinvestment of dividends and distributions	—	—	10,099	116,043
Shares repurchased	(1,944,073)	(13,458,926)	(1,028,211)	(11,550,408)

	17,754	(33,522)	(33,091)	(438,587)

Institutional Shares
Shares sold	25,880	193,539	12,583,911	151,522,284
Reinvestment of dividends and distributions	7,072	53,040	435,461	5,299,556
Shares repurchased	(161,073)	(1,152,491)	(27,946,782)	(341,246,082)

	(128,121)	(905,912)	(14,927,410)	(184,424,242)

Service Shares
Shares sold	—	—	44,751	533,670
Reinvestment of dividends and distributions	1	10	4,909	58,512
Shares repurchased	—	—	(72,849)	(850,990)

	1	10	(23,189)	(258,808)

NET DECREASE	(1,229,627)	$(8,987,839)	(18,437,635)	$(232,190,270)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,063,185	$13,967,287	22,677,172	$161,174,460	2,727,168	$18,598,351	4,879,548	$38,189,454
—	—	—	—	—	—	—	—
(2,264,002)	(15,366,578)	(25,085,945)	(178,767,011)	(3,152,163)	(21,916,721)	(5,447,593)	(43,336,402)

(200,817)	(1,399,291)	(2,408,773)	(17,592,551)	(424,995)	(3,318,370)	(568,045)	(5,146,948)

1,660	11,355	9,129	63,944	5,626	38,471	18,203	138,433
—	—	—	—	—	—	—	—
(29,651)	(197,964)	(14,317)	(98,985)	(22,042)	(144,925)	(51,808)	(395,467)

(27,991)	(186,609)	(5,188)	(35,041)	(16,416)	(106,454)	(33,605)	(257,034)

1,572,621	10,390,062	752,115	5,232,191	795,489	5,152,628	1,328,550	9,927,500
—	—	—	—	—	—	—	—
(1,609,499)	(10,708,040)	(743,091)	(5,183,080)	(800,886)	(5,250,316)	(1,339,122)	(10,115,037)

(36,878)	(317,978)	9,024	49,111	(5,397)	(97,688)	(10,572)	(187,537)

187,968	1,302,388	1,611,845	11,826,321	1,335,408	9,602,066	3,277,408	26,603,768
—	—	—	—	—	—	—	—
(75,224)	(523,386)	(1,826,364)	(13,333,378)	(1,052,050)	(7,699,376)	(2,883,289)	(23,982,750)

112,744	779,002	(214,519)	(1,507,057)	283,358	1,902,690	394,119	2,621,018

—	—	1,376	10,078	5,942	40,560	—	—
—	—	—	—	—	—	—	—
—	—	(252)	(1,814)	(1,763)	(11,762)	—	—

—	—	1,124	8,264	4,179	28,798	—	—

(152,942)	$(1,124,876)	(2,618,332)	$(19,077,274)	(159,271)	$(1,591,024)	(218,103)	$(2,970,501)

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2003 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2002 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,322,732	$71,424,627	43,941,807	$630,955,410
Reinvestment of dividends and distributions	137,970	1,210,001	184,156	2,753,144
Shares repurchased	(13,314,536)	(115,640,788)	(73,584,642)	(1,071,224,073)

	(4,853,834)	(43,006,160)	(29,458,679)	(437,515,519)

Class B Shares
Shares sold	46,591	407,503	170,012	2,357,634
Reinvestment of dividends and distributions	9,265	79,768	—	—
Shares repurchased	(120,809)	(1,015,296)	(826,648)	(11,501,999)

	(64,953)	(528,025)	(656,636)	(9,144,365)

Class C Shares
Shares sold	599,243	4,789,083	568,962	7,841,917
Reinvestment of dividends and distributions	3,235	27,860	—	—
Shares repurchased	(648,481)	(5,288,335)	(633,142)	(8,771,730)

	(46,003)	(471,392)	(64,180)	(929,813)

Institutional Shares
Shares sold	130,305	1,117,339	29,586,957	447,689,045
Reinvestment of dividends and distributions	17,777	158,388	128,642	1,966,939
Shares repurchased	(609,641)	(5,521,706)	(17,125,718)	(244,815,335)

	(461,559)	(4,245,979)	12,589,881	204,840,649

Service Shares
Shares sold	—	—	145,235	2,058,395
Reinvestment of dividends and distributions	6	50	1,935	28,964
Shares repurchased	—	—	(110,928)	(1,607,409)

	6	50	36,242	479,950

NET INCREASE (DECREASE)	(5,426,343)	$(48,251,506)	(17,553,372)	$(242,269,098)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,855,508	$30,860,254	14,149,344	$125,952,367	3,057,929	$23,792,659	7,805,047	$68,210,840
15,915	129,226	—	—	—	—	—	—
(3,868,500)	(30,784,383)	(24,225,465)	(217,757,989)	(4,610,829)	(35,238,388)	(8,572,711)	(75,093,954)

2,923	205,097	(10,076,121)	(91,805,622)	(1,552,900)	(11,445,729)	(767,664)	(6,883,114)

44,894	368,684	30,290	270,667	31,083	251,380	59,115	536,967
2,238	17,881	—	—	—	—	—	—
(70,114)	(559,405)	(57,180)	(497,072)	(49,082)	(351,835)	(152,767)	(1,307,749)

(22,982)	(172,840)	(26,890)	(226,405)	(17,999)	(100,455)	(93,652)	(770,782)

866,393	6,607,476	306,348	2,685,864	55,024	421,676	391,754	3,455,362
2,440	19,453	—	—	—	—	—	—
(810,128)	(6,291,756)	(318,893)	(2,818,482)	(46,556)	(339,795)	(394,448)	(3,498,577)

58,705	335,173	(12,545)	(132,618)	8,468	81,881	(2,694)	(43,215)

676,103	5,430,598	5,642,063	51,953,893	2,750,233	21,863,762	703,521	6,599,008
1,617	13,419	—	—	—	—	—	—
(111,684)	(912,827)	(8,880,283)	(81,965,405)	(3,755,933)	(30,038,090)	(617,207)	(5,709,373)

566,036	4,531,190	(3,238,220)	(30,011,512)	(1,005,700)	(8,174,328)	86,314	889,635

—	—	2,318	21,023	7,087	49,290	—	—
2	15	—	—	—	—	—	—
—	—	(30)	(250)	(1,152)	(8,614)	—	—

2	15	2,288	20,773	5,935	40,676	—	—

604,684	$4,898,635	(13,351,488)	$(122,155,384)	(2,562,196)	$(19,597,955)	(777,696)	$(6,807,476)

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net				From	In excess
	value,	investment		Net realized	Total from	net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2003 - Class A Shares	$7.64	$(0.03	) (c)	$(0.97)	$(1.00)	$— (d)	$—	$—	$— (d)
2003 - Class B Shares	7.48	(0.05	) (c)	(0.95)	(1.00)	—	—	—	—
2003 - Class C Shares	7.48	(0.03	) (c)	(0.97)	(1.00)	—	—	—	—
2003 - Institutional Shares	7.80	(0.01	) (c)	(0.98)	(0.99)	(0.09)	—	—	(0.09)
2003 - Service Shares	7.70	(0.02	) (c)	(0.97)	(0.99)	(0.06)	—	—	(0.06)

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	9.31	0.01	(c)	(1.40)	(1.39)	—	—	(0.28)	(0.28)
2002 - Class B Shares	9.17	(0.02	) (c)	(1.39)	(1.41)	—	—	(0.28)	(0.28)
2002 - Class C Shares	9.18	(0.01	) (c)	(1.41)	(1.42)	—	—	(0.28)	(0.28)
2002 - Institutional Shares	9.46	0.07	(c)	(1.45)	(1.38)	—	—	(0.28)	(0.28)
2002 - Service Shares	9.38	0.06	(c)	(1.46)	(1.40)	—	—	(0.28)	(0.28)

2001 - Class A Shares	13.82	(0.02	) (c)	(2.93)	(2.95)	—	—	(1.56)	(1.56)
2001 - Class B Shares	13.69	(0.07	) (c)	(2.89)	(2.96)	—	—	(1.56)	(1.56)
2001 - Class C Shares	13.72	(0.07	) (c)	(2.91)	(2.98)	—	—	(1.56)	(1.56)
2001 - Institutional Shares	14.00	0.08	(c)	(3.00)	(2.92)	—	(0.06)	(1.56)	(1.62)
2001 - Service Shares	13.86	0.02	(c)	(2.94)	(2.92)	—	—	(1.56)	(1.56)

2000 - Class A Shares	11.75	—	(c)	2.78	2.78	—	—	(0.71)	(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	—	—	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	—	—	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	—	—	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	—	—	(0.71)	(0.71)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.64	(13.08)%	$24,850	1.84	%(b)	(0.78	)% (b)	2.97	%(b)	(1.91	)% (b)	57%
6.48	(13.25)	1,390	2.34	(b)	(1.29	)(b)	3.47	(b)	(2.42	)(b)	57
6.48	(13.50)	660	2.34	(b)	(0.97	)(b)	3.47	(b)	(2.10	)(b)	57
6.72	(12.79)	3,649	1.19	(b)	(0.17	)(b)	2.32	(b)	(1.30	)(b)	57
6.65	(12.97)	1	1.69	(b)	(0.54	)(b)	2.82	(b)	(1.67	)(b)	57

7.64	(15.31)	37,017	1.81		0.16		2.54		(0.57)		88
7.48	(15.88)	1,737	2.31		(0.21)		3.04		(0.94)		88
7.48	(15.86)	629	2.31		(0.17)		3.04		(0.90)		88
7.80	(14.95)	5,238	1.16		0.82		1.89		0.09		88
7.70	(15.29)	2	1.66		0.64		2.39		(0.09)		88

9.31	(23.47)	90,347	1.79		(0.16)		2.17		(0.54)		110
9.17	(23.80)	2,727	2.29		(0.63)		2.67		(1.01)		110
9.18	(23.89)	1,195	2.29		(0.64)		2.67		(1.02)		110
9.46	(22.94)	10,713	1.14		0.71		1.52		0.33		110
9.38	(23.16)	2	1.64		0.14		2.02		(0.24)		110

13.82	24.04	139,966	1.79		0.02		2.17		(0.36)		98
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	55
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	)(b)	55
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	)(b)	55
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	55
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	55

12.20	22.00	61,151	1.79	(b)	(1.19	)(b)	2.80	(b)	(2.20	)(b)	71
12.19	21.90	432	2.29	(b)	(1.78	)(b)	3.30	(b)	(2.79	)(b)	71
12.20	22.00	587	2.29	(b)	(1.83	)(b)	3.30	(b)	(2.84	)(b)	71
12.23	22.30	12,740	1.14	(b)	(0.33	)(b)	2.15	(b)	(1.34	)(b)	71
12.20	22.00	2	1.64	(b)	(0.69	)(b)	2.65	(b)	(1.70	)(b)	71

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2003 - Class A Shares	$12.97	$(0.04	) (c)	$(1.65)	$(1.69)	$(0.15)	$—	$—	$(0.15)
2003 - Class B Shares	12.61	(0.07	) (c)	(1.61)	(1.68)	(0.10)	—	—	(0.10)
2003 - Class C Shares	12.46	(0.07	) (c)	(1.58)	(1.65)	(0.13)	—	—	(0.13)
2003 - Institutional Shares	13.32	(0.01	) (c)	(1.68)	(1.69)	(0.30)	—	—	(0.30)
2003 - Service Shares	13.00	(0.04	) (c)	(1.64)	(1.68)	(0.23)	—	—	(0.23)
FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	15.64	—	(c)(d)	(2.61)	(2.61)	(0.06)	—	—	(0.06)
2002 - Class B Shares	15.23	(0.06	) (c)	(2.56)	(2.62)	—	—	—	—
2002 - Class C Shares	15.05	(0.06	) (c)	(2.53)	(2.59)	—	—	—	—
2002 - Institutional Shares	16.09	0.13	(c)	(2.72)	(2.59)	(0.18)	—	—	(0.18)
2002 - Service Shares	15.71	0.04	(c)	(2.64)	(2.60)	(0.11)	—	—	(0.11)

2001 - Class A Shares	23.59	(0.02	) (c)	(5.80)	(5.82)	—	—	(2.13)	(2.13)
2001 - Class B Shares	23.14	(0.12	) (c)	(5.66)	(5.78)	—	—	(2.13)	(2.13)
2001 - Class C Shares	22.89	(0.11	) (c)	(5.60)	(5.71)	—	—	(2.13)	(2.13)
2001 - Institutional Shares	24.06	0.11	(c)	(5.95)	(5.84)	—	—	(2.13)	(2.13)
2001 - Service Shares	23.65	0.02	(c)	(5.83)	(5.81)	—	—	(2.13)	(2.13)

2000 - Class A Shares	23.12	(0.03	) (c)	3.41	3.38	(0.10)	(0.24)	(2.57)	(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

1998 - Class A Shares	19.32	0.03		2.04	2.07	—	(0.30)	(1.24)	(1.54)
1998 - Class B Shares	19.24	(0.08)		2.02	1.94	—	(0.25)	(1.23)	(1.48)
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)	—	(0.38)	(1.24)	(1.62)
1998 - Institutional Shares	19.40	0.10		2.11	2.21	(0.07)	(0.33)	(1.24)	(1.64)
1998 - Service Shares	19.34	0.02		2.06	2.08	—	(0.35)	(1.23)	(1.58)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.13	(13.18)%	$397,264	1.81	%(b)	(0.72	)% (b)	1.90	%(b)	(0.81	)% (b)	34%
10.83	(13.35)	24,375	2.31	(b)	(1.25	)(b)	2.40	(b)	(1.34	)(b)	34
10.68	(13.37)	11,496	2.31	(b)	(1.24	)(b)	2.40	(b)	(1.33	)(b)	34
11.33	(12.84)	179,318	1.16	(b)	(0.09	)(b)	1.25	(b)	(0.18	)(b)	34
11.09	(13.11)	4,112	1.66	(b)	(0.60	)(b)	1.75	(b)	(0.69	)(b)	34

12.97	(16.76)	503,843	1.80		0.01		1.86		(0.05)		118
12.61	(17.20)	32,317	2.30		(0.43)		2.36		(0.49)		118
12.46	(17.21)	13,832	2.30		(0.40)		2.36		(0.46)		118
13.32	(16.22)	409,736	1.15		0.90		1.21		0.84		118
13.00	(16.63)	5,122	1.65		0.25		1.71		0.19		118

15.64	(26.49)	1,068,155	1.79		(0.10)		1.83		(0.14)		63
15.23	(26.86)	49,019	2.29		(0.64)		2.33		(0.68)		63
15.05	(26.85)	17,665	2.29		(0.62)		2.33		(0.66)		63
16.09	(26.03)	292,298	1.14		0.57		1.18		0.53		63
15.71	(26.41)	5,621	1.64		0.12		1.68		0.08		63

23.59	14.68	1,343,869	1.79		(0.12)		1.84		(0.17)		80
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		80
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		80
24.06	15.45	325,161	1.14		0.54		1.19		0.49		80
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		80

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61
22.73	5.09	68,691	2.29	(b)	(0.19	)(b)	2.34	(b)	(0.24	)(b)	61
22.54	5.08	11,241	2.29	(b)	(0.26	)(b)	2.34	(b)	(0.31	)(b)	61
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		114
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		114
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		114
22.20	17.09	111,315	1.13		0.23		1.21		0.15		114
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		114

19.85	11.12	697,590	1.67		(0.27)		1.80		(0.40)		41
19.70	10.51	55,324	2.20		(0.90)		2.30		(1.00)		41
19.56	(5.92)	3,369	2.27	(b)	(1.43	)(b)	2.37	(b)	(1.53	)(b)	41
19.97	11.82	56,263	1.08		0.30		1.18		0.20		41
19.84	11.25	3,035	1.55		(0.36)		1.65		(0.46)		41

 GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	loss		gains (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2003 - Class A Shares	$7.70	$(0.04	) (c)	$(1.20)	$(1.24)	$—	$—	$—	$—
2003 - Class B Shares	7.55	(0.05	) (c)	(1.18)	(1.23)	—	—	—	—
2003 - Class C Shares	7.53	(0.05	) (c)	(1.18)	(1.23)	—	—	—	—
2003 - Institutional Shares	7.90	(0.02	) (c)	(1.23)	(1.25)	—	—	—	—
2003 - Service Shares	7.77	(0.04	) (c)	(1.21)	(1.25)	—	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	8.82	(0.09	) (c)	(0.95)	(1.04)	—	—	(0.08)	(0.08)
2002 - Class B Shares	8.69	(0.13	) (c)	(0.93)	(1.06)	—	—	(0.08)	(0.08)
2002 - Class C Shares	8.67	(0.13	) (c)	(0.93)	(1.06)	—	—	(0.08)	(0.08)
2002 - Institutional Shares	9.00	(0.04	) (c)	(0.98)	(1.02)	—	—	(0.08)	(0.08)
2002 - Service Shares	8.88	(0.07	) (c)	(0.96)	(1.03)	—	—	(0.08)	(0.08)

2001 - Class A Shares	15.77	(0.14	) (c)	(5.80)	(5.94)	—	—	(1.01)	(1.01)
2001 - Class B Shares	15.63	(0.20	) (c)	(5.73)	(5.93)	—	—	(1.01)	(1.01)
2001 - Class C Shares	15.58	(0.19	) (c)	(5.71)	(5.90)	—	—	(1.01)	(1.01)
2001 - Institutional Shares	15.96	(0.08	) (c)	(5.87)	(5.95)	—	—	(1.01)	(1.01)
2001 - Service Shares	15.83	(0.11	) (c)	(5.83)	(5.94)	—	—	(1.01)	(1.01)

2000 - Class A Shares	16.24	(0.20	) (c)	1.67	1.47	—	(0.21)	(1.73)	(1.94)
2000 - Class B Shares	16.14	(0.28	) (c)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28	) (c)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09	) (c)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16	) (c)	1.65	1.49	—	(0.15)	(1.73)	(1.88)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18	—	—	—	—
1999 - Class B Shares	11.03	(0.09)		5.20	5.11	—	—	—	—
1999 - Class C Shares	11.04	(0.08)		5.20	5.12	—	—	—	—
1999 - Institutional Shares	11.10	(0.03)		5.29	5.26	—	—	—	—
1999 - Service Shares	11.04	(0.06)		5.24	5.18	—	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06	—	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03	—	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04	—	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11	(0.01)	—	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss		expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.46	(16.10)%	$12,852	1.88	%(b)	(1.12	)% (b)	3.21	%(b)	(2.45	)% (b)	37%
6.32	(16.29)	1,335	2.38	(b)	(1.59	)(b)	3.71	(b)	(2.92	)(b)	37
6.30	(16.33)	1,768	2.38	(b)	(1.63	)(b)	3.71	(b)	(2.96	)(b)	37
6.65	(15.82)	6,204	1.23	(b)	(0.48	)(b)	2.56	(b)	(1.81	)(b)	37
6.52	(16.09)	1	1.73	(b)	(0.95	)(b)	3.06	(b)	(2.28	)(b)	37

7.70	(11.84)	16,863	1.83		(1.11)		3.19		(2.47)		98
7.55	(12.25)	1,807	2.33		(1.59)		3.69		(2.95)		98
7.53	(12.28)	2,389	2.33		(1.60)		3.69		(2.96)		98
7.90	(11.38)	6,480	1.18		(0.45)		2.54		(1.81)		98
7.77	(11.65)	1	1.68		(0.88)		3.04		(2.24)		98

8.82	(39.60)	19,289	1.80		(1.19)		2.29		(1.68)		75
8.69	(39.90)	2,281	2.30		(1.67)		2.79		(2.16)		75
8.67	(39.84)	2,242	2.30		(1.65)		2.79		(2.14)		75
9.00	(39.16)	2,285	1.15		(0.64)		1.64		(1.13)		75
8.88	(39.44)	2	1.65		(0.94)		2.14		(1.43)		75

15.77	8.47	69,741	1.74		(1.20)		2.10		(1.56)		61
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		61
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		61
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		61
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		61

16.24	46.84	34,279	1.70	(b)	(1.17	)(b)	2.62	(b)	(2.09	)(b)	45
16.14	46.33	4,219	2.20	(b)	(1.57	)(b)	3.12	(b)	(2.49	)(b)	45
16.16	46.41	3,584	2.20	(b)	(1.81	)(b)	3.12	(b)	(2.73	)(b)	45
16.36	47.40	22,709	1.05	(b)	(0.37	)(b)	1.97	(b)	(1.29	)(b)	45
16.22	46.92	3	1.55	(b)	(0.74	)(b)	2.47	(b)	(1.66	)(b)	45

11.06	10.60	8,391	1.64	(b)	(1.20	)(b)	4.18	(b)	(3.74	)(b)	53
11.03	10.30	1,427	2.15	(b)	(1.76	)(b)	4.69	(b)	(4.30	)(b)	53
11.04	10.40	284	2.15	(b)	(1.69	)(b)	4.69	(b)	(4.23	)(b)	53
11.10	11.06	11,418	1.03	(b)	(0.36	)(b)	3.57	(b)	(2.90	)(b)	53
11.04	10.43	2	1.53	(b)	(0.68	)(b)	4.07	(b)	(3.22	)(b)	53

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset					In excess
	value,	Net		Net realized	Total from	of net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	loss		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2003 - Class A Shares	$7.96	$(0.03	) (c)	$(1.07)	$(1.10)	$—	$—	$—
2003 - Class B Shares	7.81	(0.05	) (c)	(1.05)	(1.10)	—	—	—
2003 - Class C Shares	7.80	(0.05	) (c)	(1.05)	(1.10)	—	—	—
2003 - Institutional Shares	8.20	(0.01	) (c)	(1.11)	(1.12)	—	—	—
2003 - Service Shares	8.01	(0.02	) (c)	(1.09)	(1.11)	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	9.81	(0.07	) (c)	(1.78)	(1.85)	—	—	—
2002 - Class B Shares	9.66	(0.11	) (c)	(1.74)	(1.85)	—	—	—
2002 - Class C Shares	9.66	(0.11	) (c)	(1.75)	(1.86)	—	—	—
2002 - Institutional Shares	10.03	(0.01	) (c)	(1.82)	(1.83)	—	—	—
2002 - Service Shares	9.85	(0.04	) (c)	(1.80)	(1.84)	—	—	—

2001 - Class A Shares	16.12	(0.12	) (c)	(5.21)	(5.33)	—	(0.98)	(0.98)
2001 - Class B Shares	15.98	(0.18	) (c)	(5.16)	(5.34)	—	(0.98)	(0.98)
2001 - Class C Shares	15.97	(0.17	) (c)	(5.16)	(5.33)	—	(0.98)	(0.98)
2001 - Institutional Shares	16.37	(0.05	) (c)	(5.31)	(5.36)	—	(0.98)	(0.98)
2001 - Service Shares	16.16	(0.10	) (c)	(5.23)	(5.33)	—	(0.98)	(0.98)

2000 - Class A Shares	13.24	(0.12	) (c)	3.52	3.40	—	(0.52)	(0.52)
2000 - Class B Shares	13.19	(0.18	) (c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	) (c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	) (c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	) (c)	3.54	3.44	—	(0.52)	(0.52)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.86	(13.82)%	$27,572	1.92	%(b)	(0.78	)% (b)	2.61	%(b)	(1.47	)% (b)	29%
6.71	(14.08)	971	2.42	(b)	(1.30	)(b)	3.11	(b)	(1.99	)(b)	29
6.70	(14.10)	1,243	2.42	(b)	(1.31	)(b)	3.11	(b)	(2.00	)(b)	29
7.08	(13.66)	34,055	1.27	(b)	(0.15	)(b)	1.96	(b)	(0.84	)(b)	29
6.90	(13.86)	29	1.77	(b)	(0.68	)(b)	2.46	(b)	(1.37	)(b)	29

7.96	(18.86)	51,188	2.03		(0.77)		2.37		(1.11)		56
7.81	(19.15)	1,171	2.53		(1.22)		2.87		(1.56)		56
7.80	(19.25)	1,377	2.53		(1.23)		2.87		(1.57)		56
8.20	(18.25)	41,175	1.38		(0.12)		1.72		(0.46)		56
8.01	(18.68)	25	1.88		(0.49)		2.22		(0.83)		56

9.81	(34.26)	161,849	2.05		(1.02)		2.13		(1.10)		64
9.66	(34.64)	1,709	2.55		(1.51)		2.63		(1.59)		64
9.66	(34.60)	1,826	2.55		(1.47)		2.63		(1.55)		64
10.03	(33.90)	82,850	1.40		(0.38)		1.48		(0.46)		64
9.85	(34.17)	8	1.90		(0.86)		1.98		(0.94)		64

16.12	26.26	327,697	2.05		(0.79)		2.22		(0.96)		73
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73

13.24	24.67	69,458	2.05	(b)	(0.68	)(b)	2.42	(b)	(1.05	)(b)	59
13.19	24.32	303	2.55	(b)	(1.16	)(b)	2.92	(b)	(1.53	)(b)	59
13.19	24.32	419	2.55	(b)	(1.21	)(b)	2.92	(b)	(1.58	)(b)	59
13.35	25.24	65,772	1.40	(b)	(0.05	)(b)	1.77	(b)	(0.42	)(b)	59
13.24	24.79	2	1.90	(b)	(0.35	)(b)	2.27	(b)	(0.72	)(b)	59

10.62	6.20	33,002	2.02	(b)	(1.03	)(b)	3.60	(b)	(2.61	)(b)	96
10.61	6.10	213	2.51	(b)	(1.30	)(b)	4.09	(b)	(2.88	)(b)	96
10.61	6.10	175	2.51	(b)	(1.45	)(b)	4.09	(b)	(3.03	)(b)	96
10.66	6.67	36,992	1.40	(b)	(0.19	)(b)	2.98	(b)	(1.77	)(b)	96
10.61	6.10	2	1.90	(b)	(0.26	)(b)	3.48	(b)	(1.84	)(b)	96

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2003 - Class A Shares	$7.14	$(0.03	) (c)	$(0.42)	$(0.45)	$—	$—	$—	$—
2003 - Class B Shares	7.00	(0.05	) (c)	(0.41)	(0.46)	—	—	—	—
2003 - Class C Shares	7.01	(0.05	) (c)	(0.42)	(0.47)	—	—	—	—
2003 - Institutional Shares	7.37	(0.01	) (c)	(0.44)	(0.45)	—	—	—	—
2003 - Service Shares	7.07	(0.03	) (c)	(0.42)	(0.45)	—	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	7.21	(0.04	) (c)	(0.03)	(0.07)	—	—	—	—
2002 - Class B Shares	7.09	(0.08	) (c)	(0.01)	(0.09)	—	—	—	—
2002 - Class C Shares	7.11	(0.08	) (c)	(0.02)	(0.10)	—	—	—	—
2002 - Institutional Shares	7.38	0.01	(c)	(0.02)	(0.01)	—	—	—	—
2002 - Service Shares	7.12	(0.06	) (c)	0.01	(0.05)	—	—	—	—

2001 - Class A Shares	10.83	0.01	(c)	(3.27)	(3.26)	—	—	(0.36)	(0.36)
2001 - Class B Shares	10.72	(0.02	) (c)	(3.25)	(3.27)	—	—	(0.36)	(0.36)
2001 - Class C Shares	10.75	(0.03	) (c)	(3.25)	(3.28)	—	—	(0.36)	(0.36)
2001 - Institutional Shares	11.02	0.05	(c)	(3.33)	(3.28)	—	—	(0.36)	(0.36)
2001 - Service Shares	10.63	0.08	(c)	(3.23)	(3.15)	—	—	(0.36)	(0.36)

2000 - Class A Shares	9.26	(0.05	) (c)	1.62	1.57	—	—	—	—
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—	—

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	—	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	—	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	—	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	—	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.54)	(0.07)	(0.21)	—	(0.28)

FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)	—	—	—	—
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)	—	—	—	—
1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		end	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.69	(6.30)%	$18,168	2.26	%(b)	(0.98	)% (b)	2.38	%(b)	(1.10	)% (b)	35%
6.54	(6.57)	1,155	2.76	(b)	(1.50	)(b)	2.88	(b)	(1.62	)(b)	35
6.54	(6.70)	623	2.76	(b)	(1.53	)(b)	2.88	(b)	(1.65	)(b)	35
6.92	(6.11)	64,821	1.61	(b)	(0.38	)(b)	1.73	(b)	(0.50	)(b)	35
6.62	(6.36)	74	2.11	(b)	(0.94	)(b)	2.23	(b)	(1.06	)(b)	35

7.14	(0.97)	22,442	2.25		(0.51)		2.56		(0.82)		104
7.00	(1.27)	1,351	2.75		(1.03)		3.06		(1.34)		104
7.01	(1.41)	706	2.75		(1.04)		3.06		(1.35)		104
7.37	(0.14)	66,920	1.60		0.13		1.91		(0.18)		104
7.07	(0.70)	50	2.10		(0.93)		2.41		(1.24)		104

7.21	(30.55)	33,827	2.24		0.11		2.49		(0.14)		139
7.09	(30.97)	1,498	2.74		(0.29)		2.99		(0.54)		139
7.11	(30.98)	656	2.74		(0.41)		2.99		(0.66)		139
7.38	(30.20)	74,483	1.59		0.63		1.84		0.38		139
7.12	(30.08)	8	1.55		0.97		2.34		0.18		139

10.83	16.95	64,279	2.11		(0.49)		2.30		(0.68)		125
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125

9.26	31.53	65,698	2.04	(b)	(0.15	)(b)	2.41	(b)	(0.52	)(b)	63
9.21	31.01	972	2.54	(b)	(0.71	)(b)	2.91	(b)	(1.08	)(b)	63
9.24	31.06	1,095	2.54	(b)	(0.85	)(b)	2.91	(b)	(1.22	)(b)	63
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	)(b)	63

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		154
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		154
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		154
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		154
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		154

9.69	(3.10)	17,681	1.90	(b)	0.55	(b)	5.88	(b)	(3.43	)(b)	3
9.69	(3.10)	64	2.41	(b)	0.05	(b)	6.39	(b)	(3.93	)(b)	3
9.70	(3.00)	73	2.48	(b)	(0.27	)(b)	6.46	(b)	(4.25	)(b)	3
9.70	(3.00)	19,120	1.30	(b)	0.80	(b)	5.28	(b)	(3.18	)(b)	3
9.69	(3.10)	2	2.72	(b)	(0.05	)(b)	6.70	(b)	(4.03	)(b)	3

 GOLDMAN SACHS ASIA GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net
	beginning	income		and unrealized	investment	investment	investment	Total
	of period	(loss)		gain (loss)	operations	income	income	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2003 - Class A Shares	$8.65	$(0.04	) (c)	$(1.23)	$(1.27)	$—	$—	$—
2003 - Class B Shares	8.39	(0.06	) (c)	(1.20)	(1.26)	—	—	—
2003 - Class C Shares	8.37	(0.06	) (c)	(1.20)	(1.26)	—	—	—
2003 - Institutional Shares	8.97	(0.01	) (c)	(1.28)	(1.29)	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	8.07	0.06	(c)	0.52	0.58	—	—	—
2002 - Class B Shares	7.87	0.01	(c)	0.51	0.52	—	—	—
2002 - Class C Shares	7.85	0.02	(c)	0.50	0.52	—	—	—
2002 - Institutional Shares	8.32	0.12	(c)	0.53	0.65	—	—	—

2001 - Class A Shares	11.16	0.04	(c)	(3.13)	(3.09)	—	—	—
2001 - Class B Shares	10.91	—	(c)(d)	(3.04)	(3.04)	—	—	—
2001 - Class C Shares	10.88	(0.01	) (c)	(3.02)	(3.03)	—	—	—
2001 - Institutional Shares	11.41	0.13	(c)	(3.22)	(3.09)	—	—	—

2000 - Class A Shares	11.07	(0.05	) (c)	0.14	0.09	—	—	—
2000 - Class B Shares	10.88	(0.11	) (c)	0.14	0.03	—	—	—
2000 - Class C Shares	10.85	(0.11	) (c)	0.14	0.03	—	—	—
2000 - Institutional Shares	11.24	0.01	(c)	0.16	0.17	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28	—	—	—
1999 - Class B Shares	7.68	(0.04)		3.24	3.20	—	—	—
1999 - Class C Shares	7.68	(0.04)		3.21	3.17	—	—	—
1999 - Institutional Shares	7.91	0.01		3.36	3.37	—	(0.04)	(0.04)
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)	—	—	—
1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)	—	—	—
1999 - Class C Shares	8.29	—		(0.61)	(0.61)	—	—	—
1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)	—	—	—

1998 - Class A Shares	16.31	—		(7.90)	(7.90)	—	(0.03)	(0.03)
1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)	—	(0.03)	(0.03)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)	—	(0.03)	(0.03)
1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)	(0.03)	—	(0.03)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.38	(14.78)%	$21,076	1.92	%(b)	(1.04	)% (b)	3.19	%(b)	(2.31	)% (b)	71%
7.13	(15.12)	2,397	2.42	(b)	(1.55	)(b)	3.69	(b)	(2.82	)(b)	71
7.11	(15.05)	821	2.42	(b)	(1.53	)(b)	3.69	(b)	(2.80	)(b)	71
7.68	(14.48)	6,508	1.27	(b)	(0.36	)(b)	2.54	(b)	(1.63	)(b)	71

8.65	7.18	29,635	1.87		0.70		3.17		(0.60)		161
8.39	6.73	3,101	2.37		0.17		3.67		(1.13)		161
8.37	6.62	1,055	2.37		0.23		3.67		(1.07)		161
8.97	7.80	4,068	1.22		1.35		2.52		0.05		161

8.07	(27.53)	33,854	1.85		0.41		2.57		(0.31)		314
7.87	(27.80)	3,645	2.35		(0.04)		3.07		(0.76)		314
7.85	(27.78)	1,010	2.35		(0.07)		3.07		(0.79)		314
8.32	(26.93)	3,055	1.20		1.41		1.92		0.69		314

11.16	0.72	86,458	1.85		(0.39)		2.30		(0.84)		207
10.91	0.18	6,849	2.35		(0.91)		2.80		(1.36)		207
10.88	0.18	2,265	2.35		(0.91)		2.80		(1.36)		207
11.41	1.42	5,236	1.20		0.12		1.65		(0.33)		207

11.07	42.11	84,269	1.85	(b)	(0.38	)(b)	2.27	(b)	(0.80	)(b)	97
10.88	41.67	7,258	2.35	(b)	(0.90	)(b)	2.77	(b)	(1.32	)(b)	97
10.85	41.28	2,281	2.35	(b)	(0.89	)(b)	2.77	(b)	(1.31	)(b)	97
11.24	42.61	12,363	1.20	(b)	(0.14	)(b)	1.62	(b)	(0.28	)(b)	97

7.79	(7.04)	59,940	1.93		0.63		2.48		0.08		106
7.68	(7.58)	4,190	2.45		0.10		2.97		(0.42)		106
7.68	(7.36)	999	2.45		0.10		2.97		(0.42)		106
7.91	(6.28)	4,200	1.16		1.10		1.68		0.58		106

8.38	(48.49)	87,437	1.75		0.31		1.99		0.07		105
8.31	(48.70)	3,359	2.30		(0.29)		2.50		(0.49)		105
8.29	(47.17)	436	2.35	(b)	(0.26	)(b)	2.55	(b)	(0.46	)(b)	105
8.44	(48.19)	874	1.11		0.87		1.31		0.67		105

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on December 16, 2002 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, Gary D. Black, Patrick T. Harker, James A. McNamara, Mary Patterson McPherson, Alan A. Shuch, Wilma J. Smelcer, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	38,115,103,054	0	78,161,501	0

Gary D. Black	38,118,912,965	0	74,351,590	0

Patrick T. Harker	38,118,709,249	0	74,555,307	0

James A. McNamara	38,118,863,514	0	74,401,042	0

Mary Patterson McPherson	38,117,855,582	0	75,408,974	0

Alan A. Shuch	38,117,329,648	0	75,934,908	0

Wilma J. Smelcer	38,117,103,238	0	76,161,317	0

Richard P. Strubel	38,116,893,596	0	76,370,960	0

Kaysie P. Uniacke	38,116,693,245	0	76,571,311	0

FUNDS PROFILE Goldman Sachs Funds THE GOLDMAN SACHS ADVANTAGE Our goal is to deliver: Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Outstanding Client Service Dedicated Service Teams Excellence and Integrity Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $329.6 billion in assets under management as of December 31, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers. GOLDMAN SACHS FUNDS In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations. International Equity Funds Asia Growth Fund Emerging Markets Equity Fund International Growth Opportunities Fund Japanese Equity Fund European Equity Fund International Equity Fund CORESM International Equity Fund Domestic Equity Funds Small Cap Value Fund CORESM Small Cap Equity Fund Mid Cap Value Fund Concentrated Growth Fund† Growth Opportunities Fund Research Select FundSM Strategic Growth Fund Capital Growth Fund Large Cap Value Fund Growth and Income Fund CORESM Large Cap Growth Fund CORESM Large Cap Value Fund CORESM U.S. Equity Fund CORESM Tax-Managed Equity Fund Specialty Funds Internet Tollkeeper FundSM Real Estate Securities Fund Asset Allocation Funds Balanced Fund Asset Allocation Portfolios Fixed Income Funds High Yield Municipal Fund Global Income Fund High Yield Fund Core Fixed Income Fund Municipal Income Fund Government Income Fund Short Duration Tax-Free Fund Short Duration Government Fund Ultra-Short Duration Government Fund* Enhanced Income Fund Money Market Funds1 1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co. * Effective July 1, 2002 the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund. † The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES Ashok N. Bakhru, Chairman Gary D. Black Patrick T. Harker James A. McNamara Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary GOLDMAN SACHS INTERNATIONAL Christchurch Court 10-15 Newgate Street London, England EC1A 7HD Visit our internet address: www.gs.com/funds The reports concerning the Funds included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Investors should read the Prospectus carefully before investing or sending money. Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Concentration of the Fund’s assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund’s assets were not geographically concentrated. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant. Goldman, Sachs & Co. is the distributor of the Funds. Copyright 2003 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2003 / 03-551 INTLSAR / 64.2K / 04-03

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports for the period ended February 28, 2003.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports for the period ended February 28, 2003.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports for the period ended February 28, 2003.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	Not applicable to semi-annual reports for the period ended February 28, 2003.

(b)	In the last 90 days, there have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 10.	EXHIBITS.

(a)	Not applicable to semi-annual reports for the period ended February 28, 2003.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer of
Goldman Sachs Trust

Date:	May 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer of
Goldman Sachs Trust

Date:	May 2, 2003

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer of
Goldman Sachs Trust

Date:	May 2, 2003